EXHIBIT 10.2


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              CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
                                   (Depositor)

                                       and

                          KEYBANK NATIONAL ASSOCIATION
                                    (Seller)

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                        MORTGAGE LOAN PURCHASE AGREEMENT


                            Dated as of June 1, 2007


                              --------------------



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                           TABLE OF CONTENTS


Section 1.    Transactions on or Prior to the Closing Date.................
Section 2.    Closing Date Actions.........................................
Section 3.    Conveyance of Mortgage Loans.................................
Section 4.    Depositor's Conditions to Closing............................
Section 5.    Seller's Conditions to Closing...............................
Section 6.    Representations and Warranties of Seller.....................
Section 7.    Obligations of Seller........................................
Section 8.    Crossed Mortgage Loans.......................................
Section 9.    Rating Agency Fees; Costs and Expenses Associated
               with a Defeasance...........................................
Section 10.   Representations and Warranties of Depositor..................
Section 11.   Survival of Certain Representations, Warranties and
               Covenants...................................................
Section 12.   Transaction Expenses.........................................
Section 13.   Recording Costs..............................................
Section 14.   Notices......................................................
Section 15.   Notice of Exchange Act Reportable Events.....................
Section 16.   Examination of Mortgage Files................................
Section 17.   Successors...................................................
Section 18.   Governing Law................................................
Section 19.   Severability.................................................
Section 20.   Further Assurances...........................................
Section 21.   Counterparts.................................................
Section 22.   Treatment as Security Agreement..............................
Section 23.   Recordation of Agreement.....................................


Schedule I    Schedule of Transaction Terms

Schedule II   Mortgage Loan Schedule for KeyBank Trust Mortgage Loans

Schedule III  Mortgage Loans Constituting Mortgage Groups

Schedule IV   Mortgage Loans with Lost Notes

Schedule V    Exceptions with Respect to Seller's Representations and Warranties

Exhibit A     Representations and Warranties of Seller Regarding the Mortgage
              Loans

Exhibit B     Form of Lost Note Affidavit

                        MORTGAGE LOAN PURCHASE AGREEMENT

            This Mortgage Loan Purchase Agreement (this "Agreement"), dated as of June 1, 2007, is made by and between KEYBANK NATIONAL ASSOCIATION, a national banking association ("Seller"), and CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP., a Delaware corporation ("Depositor").

                                    RECITALS

            I. Capitalized terms used herein without definition have the meanings ascribed to them in the Schedule of Transaction Terms attached hereto as Schedule I, which is incorporated herein by this reference, or, if not defined therein or elsewhere in this Agreement, in the Pooling and Servicing Agreement.

            II. On the Closing Date, and on the terms set forth herein, Seller has agreed to sell to Depositor and Depositor has agreed to purchase from Seller the mortgage loans identified on the schedule (the "Mortgage Loan Schedule") annexed hereto as Schedule II (each such mortgage loan, a "Mortgage Loan" and, collectively, the "Mortgage Loans"). Depositor intends to deposit the Mortgage Loans and other assets into a trust fund (the "Trust Fund") created pursuant to the Pooling and Servicing Agreement and to cause the issuance of the Certificates.

                                    AGREEMENT

            NOW, THEREFORE, on the terms and conditions set forth below and for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, Depositor and Seller agree as follows:

            Section 1. Transactions on or Prior to the Closing Date. On or prior to the Closing Date, Seller shall have delivered the Mortgage Files with respect to each Mortgage Loan to Wells Fargo Bank, N.A., as trustee (the "Trustee"), against receipt by Seller of a trust receipt, pursuant to an arrangement between Seller and the Trustee; provided, however, that item (p) in the definition of Mortgage File (defined below) shall be delivered to the applicable Master Servicer for inclusion in the Servicer File (defined below) with a copy delivered to the Trustee for inclusion in the Mortgage File.

            Section 2. Closing Date Actions. The sale of the Mortgage Loans shall take place on the Closing Date, subject to and simultaneously with the deposit of the Mortgage Loans into the Trust Fund, the issuance of the Certificates and the sale of (a) the Publicly Offered Certificates by Depositor to the Underwriters pursuant to the Underwriting Agreement and (b) the Private Certificates by Depositor to the Initial Purchaser pursuant to the Certificate Purchase Agreement. The closing (the "Closing") shall take place at the offices of Cadwalader, Wickersham & Taft LLP, One World Financial Center, New York, New York 10281, or such other location as agreed upon between the parties hereto. On the Closing Date, the following actions shall take place in sequential order on the terms set forth herein:

            (i) Seller shall sell to Depositor, and Depositor shall purchase from Seller, the Mortgage Loans pursuant to this Agreement for the Mortgage Loan Purchase Price (as defined herein). The Mortgage Loan Purchase Price shall be paid by Depositor to Seller by wire transfer in immediately available funds to an account designated by Seller on or prior to the Closing Date (or, by such other method as shall be mutually acceptable to Depositor and Seller). The "Mortgage Loan Purchase Price" paid by Depositor shall be equal to the amount that the Depositor and the Seller have mutually agreed upon as the Seller's share of the net securitization proceeds from the sale of the Publicly Offered Certificates and the Private Certificates as set forth in the Closing Statement (which amount includes, without limitation, accrued interest).

            (ii) Pursuant to the terms of the Pooling and Servicing Agreement, Depositor shall sell all of its right, title and interest in and to the Mortgage Loans to the Trustee for the benefit of the Holders of the Certificates.

            (iii) Depositor shall sell to the Underwriters, and the Underwriters shall purchase from Depositor, the Publicly Offered Certificates pursuant to the Underwriting Agreement, and Depositor shall sell to the Initial Purchaser, and the Initial Purchaser shall purchase from Depositor, the Private Certificates pursuant to the Certificate Purchase Agreement.

            (iv) The Underwriters will offer the Publicly Offered Certificates for sale to the public pursuant to the Prospectus and the Prospectus Supplement and the Initial Purchaser will privately place certain classes of the Private Certificates pursuant to the Offering Circular.

            Section 3. Conveyance of Mortgage Loans. On the Closing Date, Seller shall sell, convey, assign and transfer, without recourse except as provided herein, to Depositor, free and clear of any liens, claims or other encumbrances, all of Seller's right, title and interest in, to and under: (i) each of the Mortgage Loans identified on the Mortgage Loan Schedule; and (ii) all property of Seller described in Section 22(b) of this Agreement, including, without limitation, (A) all scheduled payments of interest and principal due on or with respect to the Mortgage Loans after the Cut-off Date and (B) all other payments of interest, principal or yield maintenance charges received on or with respect to the Mortgage Loans after the Cut-off Date, other than any such payments of interest or principal or yield maintenance charges that were due on or prior to the Cut-off Date. The parties acknowledge that such assignment, conveyance and transfer of the Mortgage Loans shall not be construed to limit any obligation of Seller, any servicing rights of Wachovia Bank, National Association under that certain Servicing Rights Purchase Agreement, dated June 1, 2007, between Seller and Wachovia Bank, National Association, any servicing rights of KeyCorp Real Estate Capital Markets, Inc. under that certain Servicing Rights Purchase Agreement, dated as of June 1, 2007, between Seller and KeyCorp Real Estate Capital Markets, Inc., or any related servicing rights of any Primary Servicer contemplated by the Pooling and Servicing Agreement. The Mortgage File for each Mortgage Loan shall consist of the following documents:

            (a) each original Note (or with respect to those Mortgage Loans listed in Schedule IV hereto, a "lost note affidavit" substantially in the form of Exhibit B hereto and a true and complete copy of the Note), bearing, or accompanied by, all prior and intervening endorsements, assignments or allonges showing a complete chain of endorsement or assignment from the Mortgage Loan Originator either in blank or to the Seller, and further endorsed (at the direction of the Depositor given pursuant to this Agreement) by the Seller, on its face or by allonge attached thereto, without recourse, either in blank or to the order of the Trustee in the following form: "Pay to the order of Wells Fargo Bank, N.A., as trustee for the registered Holders of Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2007-C3, without recourse, representation or warranty, express or implied";

            (b) a duplicate original Mortgage or a counterpart thereof or, if such Mortgage has been returned by the related recording office, (A) an original, (B) a certified copy or (C) a copy thereof from the applicable recording office, and originals or counterparts (or originals or copies of certified copies from the applicable recording office) of any intervening assignments thereof from the Mortgage Loan Originator to the Seller, in each case in the form submitted for recording or, if recorded, with evidence of recording indicated thereon;

            (c) an original assignment of Mortgage, in recordable form (except for any missing recording information and, if applicable, completion of the name of the assignee), from the Seller (or the Mortgage Loan Originator), either in blank or to "Wells Fargo Bank, N.A., as trustee for the registered Holders of Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2007-C3";

            (d) an original, counterpart or copy of any related Assignment of Leases (if such item is a document separate from the Mortgage), and the originals, counterparts or copies of any intervening assignments thereof from the Mortgage Loan Originator of the Loan to the Seller, in each case in the form submitted for recording or, if recorded, with evidence of recording thereon;

            (e) an original assignment of any related Assignment of Leases (if such item is a document separate from the Mortgage and to the extent not already assigned pursuant to clause (c) above), in recordable form (except for any missing recording information and, if applicable, completion of the name of the assignee), from the Seller (or the Mortgage Loan Originator), either in blank or to "Wells Fargo Bank, N.A., as trustee for the registered Holders of Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2007-C3";

            (f) an original or true and complete copy of any related Security Agreement (if such item is a document separate from the Mortgage), and the originals or copies of any intervening assignments thereof from the Mortgage Loan Originator to the Seller;

            (g) an original assignment of any related Security Agreement (if such item is a document separate from the Mortgage and to the extent not already assigned pursuant to clause (c) above), from the Seller (or the Mortgage Loan Originator), either in blank or to "Wells Fargo Bank, N.A., as trustee for the registered Holders of Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2007-C3," which assignment may be included as part of an omnibus assignment covering other documents relating to the Mortgage Loan (provided that such omnibus assignment is effective under applicable law);

            (h) originals or copies of all (A) assumption agreements, (B) modifications, (C) written assurance agreements and (D) substitution agreements, together with any evidence, when appropriate, of recording thereon or in the form submitted for recording, in those instances where the terms or provisions of the Mortgage, Note or any related security document have been modified or the Mortgage Loan has been assumed;

            (i) the original lender's title insurance policy or a copy thereof (together with all endorsements or riders that were issued with or subsequent to the issuance of such policy), or if the policy has not yet been issued, the original or a copy of a binding written commitment (which may be a pro forma or specimen title insurance policy which has been accepted or approved in writing by the related title insurance company or escrow instructions binding on the title insurer irrevocably obligating the title insurer to issue such title insurance policy) or interim binder that is marked as binding and countersigned by the title company, insuring the priority of the Mortgage as a first lien on the related Mortgaged Property, relating to such Mortgage Loan;

            (j) the original or a counterpart of any guaranty of the obligations of the Borrower under the Mortgage Loan;

            (k) certified or other copies of all UCC Financing Statements and continuation statements which show the filing or recording thereof or copies thereof in the form submitted for filing or recording sufficient to perfect (and maintain the perfection of) the security interest held by the Mortgage Loan Originator (and each assignee of record prior to the Trustee) in and to the personalty of the Borrower at the Mortgaged Property that is described in the related Mortgage or a separate security agreement, and original UCC Financing Statement assignments in a form suitable for filing or recording, sufficient to assign such UCC Financing Statements to the Trustee;

            (l) the original or copy of the power of attorney (with evidence of recording thereon) granted by the Borrower if the Mortgage, Note or other document or instrument referred to above was not signed by the Borrower;

            (m) with respect to any debt of a Borrower or mezzanine borrower permitted under the related Mortgage Loan, an original or copy of a subordination agreement, standstill agreement or other intercreditor, co-lender or similar agreement relating to such other debt, if any (including, as applicable, any Intercreditor Agreements, mezzanine loan documents or preferred equity documents), together with, if such Mortgage Loan is an A Loan, a copy of the related Note for each related B Loan;

            (n) with respect to any Cash Collateral Accounts and Lock-Box Accounts, an original or copy of any related cash collateral control agreement or lock-box control agreement, as applicable, and a copy of the UCC Financing Statements, if any, submitted for filing with respect to the Seller's security interest in the Cash Collateral Accounts and Lock-Box Accounts and all funds contained therein (together with UCC Financing Statement assignments in a form suitable for filing or recording, sufficient to transfer such UCC Financing Statements to the Trustee on behalf of the Certificateholders);

            (o) an original or copy of any related Loan Agreement (if separate from the related Mortgage);

            (p) the originals of letters of credit, if any, relating to the Mortgage Loan, provided that in connection with deliveries of the Mortgage File to the Trust, such originals shall be delivered to the applicable Master Servicer and copies thereof shall be delivered to the Trustee;

            (q) any related environmental insurance policies and any environmental guaranty or indemnity agreements or copies thereof;

            (r) the original or a copy of any ground lease, ground lease estoppels, and any amendments thereto;

            (s) copies of franchise agreements, franchisor comfort letters and all notices received from the related franchisor, if any, for hospitality properties;

            (t) the original or a copy of any property management agreement;

            (u) a checklist of the related Mortgage Loan Documents included in the Mortgage File for the subject Mortgage Loan; and

            (v) if applicable (and not for purposes of the Seller's delivery obligations), the original or a counterpart of any post-closing agreement relating to any modification, waiver or amendment of any term of any Mortgage Loan (including fees charged the Borrower) required to be added to the Mortgage File pursuant to Section 3.20(j) of the Pooling and Servicing Agreement.

            Notwithstanding the foregoing, in the event that, in connection with any Mortgage Loan, the Seller cannot deliver, or cause to be delivered, an original, counterpart or certified copy, as applicable, of any of the documents and/or instruments required to be delivered pursuant to clauses (b), (d), (h),
(k) (other than assignments of UCC Financing Statements to be recorded or filed in accordance with the transfer contemplated by this Agreement), (l) and (n) (other than assignments of UCC Financing Statements to be recorded or filed in accordance with the transfer contemplated by this Agreement) above with evidence of recording or filing thereon on the Closing Date, solely because of a delay caused by the public recording or filing office where such document or instrument has been delivered for recordation or filing, then the Seller: (i) shall deliver, or cause to be delivered, to the Trustee a duplicate original or true copy of such document or instrument certified by the applicable public recording or filing office, the applicable title insurance company or the Seller to be a true and complete duplicate original or copy of the original thereof submitted for recording or filing; and (ii) shall deliver, or cause to be delivered, to the Trustee either the original of such non-delivered document or instrument, or a photocopy thereof (certified by the appropriate public recording or filing office to be a true and complete copy of the original thereof submitted for recording or filing), with evidence of recording or filing thereon (with a copy to the applicable Master Servicer), within 365 days of the Closing Date, which period may be extended up to two times, in each case for an additional period of 90 days (provided that the Seller, as certified in writing to the Trustee prior to each such 90-day extension, is in good faith attempting to obtain from the appropriate county recorder's office such original or photocopy). Compliance with this paragraph will satisfy the Seller's delivery requirements under this Section 3 with respect to the subject document(s) and instrument(s).

            Notwithstanding the foregoing, in the event that, in connection with any Mortgage Loan, the Seller cannot deliver, or cause to be delivered, an original, counterpart or certified copy, as applicable, of any of the documents and/or instruments required to be delivered pursuant to clauses (b), (d), (h),
(k) (other than assignments of UCC Financing Statements to be recorded or filed in accordance with the transfer contemplated by this Agreement), (l) and (n) (other than assignments of UCC Financing Statements to be recorded or filed in accordance with the transfer contemplated by this Agreement) above with evidence of recording or filing thereon, for any other reason, including without limitation, that such non-delivered document or instrument has been lost, the delivery requirements of this Agreement shall be deemed to have been satisfied and such non-delivered document or instrument shall be deemed to have been included in the related Mortgage File if a photocopy of such non-delivered document or instrument (with evidence of recording or filing thereon and certified by the appropriate recording or filing office to be a true and complete copy of the original thereof as filed or recorded) is delivered to the Trustee (with a copy to the applicable Master Servicer) on or before the Closing Date.

            Notwithstanding the foregoing, in the event that the Seller cannot deliver any UCC Financing Statement assignment with the filing or recording information of the related UCC Financing Statement with respect to any Mortgage Loan, solely because such UCC Financing Statement has not been returned by the public filing or recording office where such UCC Financing Statement has been delivered for filing or recording, the Seller shall so notify the Trustee and shall not be in breach of its obligations with respect to such delivery, provided that the Seller promptly forwards such UCC Financing Statement to the Trustee (with a copy to the applicable Master Servicer) upon its return, together with the related original UCC Financing Statement assignment in a form appropriate for filing or recording.

            The Seller may, at its sole cost and expense, but is not obligated to, engage a third party contractor to prepare or complete in proper form for filing or recording any and all assignments of Mortgage, assignments of Assignments of Leases and assignments of UCC Financing Statements to the Trustee to be delivered pursuant to clauses (c), (e), (k) and (n) above (collectively, the "Assignments"), to submit the Assignments for filing and recording, as the case may be, in the applicable public filing and recording offices and to deliver those Assignments to the Trustee (with a copy to the applicable Master Servicer) or its designee as those Assignments (or certified copies thereof) are received from the applicable filing and recording offices with evidence of such filing or recording indicated thereon. In the event the Seller engages a third party contractor as contemplated in the immediately preceding sentence, the rights, duties and obligations of the Seller pursuant to this Agreement remain binding on the Seller; and, if the Seller does not engage a third party as contemplated by the immediately preceding sentence, then the Seller will still be liable for recording and filing fees and expenses of the Assignments as and to the extent contemplated by Section 13 hereof.

            Within ten (10) Business Days after the Closing Date, the Seller shall deliver the Servicer Files with respect to each of the Mortgage Loans to the applicable Master Servicer (or, if applicable, to a Sub-Servicer at the direction of the applicable Master Servicer, with a copy to the applicable Master Servicer) under the Pooling and Servicing Agreement on behalf of the Trustee in trust for the benefit of the Certificateholders. Each such Servicer File shall contain all documents and records in the Seller's possession relating to such applicable Mortgage Loans (including reserve and escrow agreements, cash collateral control agreements, lock-box control agreements, rent rolls, leases, environmental and engineering reports, third-party underwriting reports, appraisals, surveys, legal opinions, estoppels, financial statements, operating statements and any other information provided by the respective Borrower from time to time, but excluding any draft documents, attorney/client communications, which are privileged or constitute legal or other due diligence analyses, and documents prepared by the Seller or any of its Affiliates solely for internal communication, credit underwriting or due diligence analyses (other than the underwriting information contained in the related underwriting memorandum or asset summary report prepared by the Seller in connection with the preparation of Exhibit A-1 to the Prospectus Supplement)) that are not required to be a part of a Mortgage File in accordance with the definition thereof, together with copies of all instruments and documents which are required to be a part of the related Mortgage File in accordance with the definition thereof.

            In addition, with respect to each Mortgage Loan as to which any Additional Collateral is in the form of a letter of credit as of the Closing Date, the Seller (within 30 days after the Closing Date) shall cause to be prepared, executed and delivered to the issuer of each such letter of credit such notices, assignments and acknowledgements as are required under such letter of credit to assign, without recourse, to, and vest in, the Trustee (in care of the applicable Master Servicer) (whether by actual assignment or by amendment of the letter of credit) the Seller's rights as the beneficiary thereof and drawing party thereunder. The designated beneficiary under each letter of credit referred to in the preceding sentence shall be the Trustee (in care of the applicable Master Servicer).

            To the extent the Seller receives a notice on or after the Closing Date with respect to a Mortgage Loan secured by a hospitality property for which a franchisor comfort letter exists, the Seller shall promptly forward such notice to the Trustee and advise the related franchisor of the Trustee's address to which the franchisor shall deliver all future notices.

            For purposes of this Section 3, and notwithstanding any contrary provision hereof or of the definition of "Mortgage File," if there exists with respect to any group of Crossed Mortgage Loans only one original or certified copy of any document or instrument described in the definition of "Mortgage File" which pertains to all of the Crossed Mortgage Loans in such group of Crossed Mortgage Loans, the inclusion of the original or certified copy of such document or instrument in the Mortgage File for any of such Crossed Mortgage Loans and the inclusion of a copy of such original or certified copy in each of the Mortgage Files for the other Crossed Mortgage Loans in such group of Crossed Mortgage Loans, shall be deemed the inclusion of such original or certified copy, as the case may be, in the Mortgage File for each such Crossed Mortgage Loan.

            The Seller shall, promptly after the Closing Date, but in all events within three (3) Business Days after the Closing Date, cause all funds on deposit in escrow accounts maintained with respect to the Mortgage Loans in the name of the Seller or any other name, to be transferred to or at the direction of the applicable Master Servicer (or, if applicable, a Sub-Servicer at the direction of the applicable Master Servicer) for deposit into Servicing Accounts.

            The Trustee, as assignee or transferee of Depositor, shall be entitled to all scheduled principal payments due after the Cut-off Date, all other payments of principal due and collected after the Cut-off Date, and all payments of interest on the Mortgage Loans due after the Cut-off Date, minus that portion of any such payment which is allocable to the period on or prior to the Cut-off Date. All scheduled payments of principal due on or before the Cut-off Date and collected after the Cut-off Date, together with the accompanying interest payments, shall belong to Seller.

            Upon the sale of the Mortgage Loans from Seller to Depositor pursuant hereto, the ownership of each Note, the related Mortgage and the contents of the related Mortgage File shall be vested in Depositor and the ownership of all records and documents with respect to the related Mortgage Loan prepared by or which come into the possession of Seller as seller of the Mortgage Loans hereunder, exclusive in each case of records and documents that are not required to be delivered hereunder by Seller, shall immediately vest in Depositor. All Monthly Payments, Principal Prepayments and other amounts received by Seller and not otherwise belonging to Seller pursuant to this Agreement shall be sent by Seller within three (3) Business Days after Seller's receipt thereof to the applicable Master Servicer via wire transfer for deposit by the applicable Master Servicer into the Collection Account.

            Upon sale of Certificates representing at least 10% of the fair value of all the Certificates to unaffiliated third parties, Seller shall, under generally accepted accounting principles ("GAAP"), report its transfer of the Mortgage Loans to the Depositor, as provided herein, as a sale of the Mortgage Loans to the Depositor in exchange for the consideration specified in Section 2 hereof. In connection with the foregoing, upon sale of Certificates representing at least 10% of the fair value of all the Certificates to unaffiliated third parties, Seller shall cause all of its financial and accounting records to reflect such transfer as a sale (as opposed to a secured loan). With respect to its treatment of the transfer of the Mortgage Loans to the Depositor under GAAP, Seller shall at all times following the Closing Date cause all of its records and financial statements and any relevant consolidated financial statements of any direct or indirect parent to clearly reflect that the Mortgage Loans have been transferred to the Depositor and are no longer available to satisfy claims of Seller's creditors.

            After Seller's transfer of the Mortgage Loans to Depositor, as provided herein, Seller shall not take any action inconsistent with Depositor's ownership (or the ownership by any of the Depositor's assignees) of the Mortgage Loans. Except for actions that are the express responsibility of another party hereunder or under the Pooling and Servicing Agreement, and further except for actions that Seller is expressly permitted to complete subsequent to the Closing Date, Seller shall, on or before the Closing Date, take all actions required under applicable law to effectuate the transfer of the Mortgage Loans by Seller to Depositor.

            Section 4. Depositor's Conditions to Closing. The obligations of Depositor to purchase the Mortgage Loans and pay the Mortgage Loan Purchase Price at the Closing Date under the terms of this Agreement are subject to the satisfaction of each of the following conditions at or before the Closing:

            (a) Each of the obligations of the Seller required to be performed by it on or prior to the Closing Date pursuant to the terms of this Agreement shall have been duly performed and complied with in all material respects; all of the representations and warranties of Seller under this Agreement (subject to the exceptions set forth in the Exception Report) shall be true and correct in all material respects as of the Closing Date; no event shall have occurred with respect to the Seller or any of the Mortgage Loans and related Mortgage Files which, with notice or the passage of time, would constitute a material default under this Agreement; and Depositor shall have received certificates to the foregoing effect signed by authorized officers of Seller.

            (b) Depositor, or if directed by Depositor, the Trustee or the Depositor's attorneys or other designee, shall have received in escrow, all of the following closing documents, in such forms as are agreed upon and reasonably acceptable to the Depositor and the Seller, duly executed by all signatories other than Depositor, as required pursuant to the respective terms thereof:

            (i) the Mortgage Files, subject to the proviso to the first sentence of Section 1 of this Agreement, which shall have been delivered to and held by the Trustee on behalf of Seller;

            (ii) the Mortgage Loan Schedule;

            (iii) the certificate of the Seller confirming its representations and warranties set forth in Section 6 (subject to the exceptions set forth in the Exception Report) as of the Closing Date;

            (iv) an opinion or opinions of Seller's counsel, dated the Closing Date, covering various corporate matters and such other matters as shall be reasonably required by the Depositor;

            (v) such other certificates of Seller's officers or others and such other documents to evidence fulfillment of the conditions set forth in this Agreement as Depositor or its counsel may reasonably request; and

            (vi) all other information, documents, certificates, or letters with respect to the Mortgage Loans or Seller and its Affiliates as are reasonably requested by the Depositor in order for the Depositor to perform any of it obligations or satisfy any of the conditions on its part to be performed or satisfied pursuant to any sale of Mortgage Loans by the Depositor as contemplated herein.

            (c) The Seller shall have performed or complied with all other terms and conditions of this Agreement which it is required to perform or comply with at or before the Closing and shall have the ability to perform or comply with all duties, obligations, provisions and terms which it is required to perform or comply with after the Closing.

            (d) If requested, the Seller shall have delivered to the Trustee, on or before the Closing Date, five limited powers of attorney in favor of the Trustee and the Special Servicer empowering the Trustee and, in the event of the failure or incapacity of the Trustee, the Special Servicer, to record, at the expense of the Seller, any Mortgage Loan Documents required to be recorded and any intervening assignments with evidence of recording thereon that are required to be included in the Mortgage Files. If requested by the Trustee or the Special Servicer after the Closing Date, the Seller shall deliver to the Trustee or the Special Servicer, as applicable, the powers of attorney described in the prior sentence in form and substance reasonably acceptable to the requesting party.

            (e) The Seller shall have paid or caused to be paid upfront all the annual fees of each Rating Agency allocable to the Mortgage Loans.

            Section 5. Seller's Conditions to Closing. The obligations of Seller under this Agreement shall be subject to the satisfaction, on the Closing Date, of the following conditions:

            (a) Each of the obligations of Depositor required to be performed by it on or prior to the Closing Date pursuant to the terms of this Agreement (including, without limitation, payment of the Mortgage Loan Purchase Price) shall have been duly performed and complied with in all material respects; and all of the representations and warranties of Depositor under this Agreement shall be true and correct in all material respects as of the Closing Date; and no event shall have occurred with respect to Depositor which, with notice or the passage of time, would constitute a material default under this Agreement, and Seller shall have received certificates to that effect signed by authorized officers of Depositor.

            (b) Seller shall have received all of the following closing documents, in such forms as are agreed upon and reasonably acceptable to Seller and Depositor, duly executed by all signatories other than Seller, as required pursuant to the respective terms thereof:

                  (A) an officer's certificate of Depositor, dated as of the
            Closing Date, with the resolutions of Depositor authorizing the transactions set forth therein, together with copies of the charter, by-laws and certificate of good standing dated as of a recent date of Depositor; and

                  (B) such other certificates of its officers or others, such opinions of Depositor's counsel and such other documents required to evidence fulfillment of the conditions set forth in this Agreement as Seller or its counsel may reasonably request.

            (c) The Depositor shall have performed or complied with all other terms and conditions of this Agreement which it is required to perform or comply with at or before the Closing and shall have the ability to perform or comply with all duties, obligations, provisions and terms which it is required to perform or comply with after Closing.

            Section 6. Representations and Warranties of Seller. (a) Seller represents and warrants to Depositor as of the date hereof, as follows:

            (i) Seller is duly organized and is validly existing as a national banking association in good standing under the laws of the United States of America. Seller has conducted and is conducting its business so as to comply in all material respects with all applicable statutes and regulations of regulatory bodies or agencies having jurisdiction over it, except where the failure so to comply would not have a materially adverse effect on the performance by Seller of this Agreement, and there is no charge, investigation, action, suit or proceeding before or by any court, regulatory authority or governmental agency or body pending or, to the knowledge of Seller, threatened, which is reasonably likely to materially and adversely affect the performance by Seller of this Agreement or the consummation of transactions contemplated by this Agreement.

            (ii) Seller has the full power, authority and legal right to hold, transfer and convey the Mortgage Loans owned by it and to execute and deliver this Agreement (and all agreements and documents executed and delivered by Seller in connection herewith) and to perform all transactions of Seller contemplated by this Agreement (and all agreements and documents executed and delivered by Seller in connection herewith). Seller has duly authorized the execution, delivery and performance of this Agreement (and all agreements and documents executed and delivered by Seller in connection herewith), and has duly executed and delivered this Agreement (and all agreements and documents executed and delivered by Seller in connection herewith). This Agreement (and each agreement and document executed and delivered by Seller in connection herewith), assuming due authorization, execution and delivery thereof by each other party thereto, constitutes the legal, valid and binding obligation of Seller enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, fraudulent transfer, insolvency, reorganization, receivership, moratorium or other laws relating to or affecting the rights of creditors generally, by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law) and by considerations of public policy.

            (iii) Neither the execution, delivery and performance of this Agreement, nor the fulfillment of or compliance with the terms and conditions of this Agreement by Seller, will (A) conflict with or result in a breach of any of the terms, conditions or provisions of Seller's organizational documents; (B) conflict with, result in a breach of, or constitute a default or result in an acceleration under, any agreement or instrument to which Seller is now a party or by which it (or any of its properties) is bound if compliance therewith is necessary (1) to ensure the enforceability of this Agreement or (2) for Seller to perform its duties and obligations under this Agreement (or any agreement or document executed and delivered by Seller in connection herewith); (C) conflict with or result in a breach of any legal restriction if compliance therewith is necessary (1) to ensure the enforceability of this Agreement or (2) for Seller to perform its duties and obligations under this Agreement (or any agreement or document executed and delivered by Seller in connection herewith); (D) result in the violation of any law, rule, regulation, order, judgment or decree to which Seller or its property is subject if compliance therewith is necessary (1) to ensure the enforceability of this Agreement or (2) for Seller to perform its duties and obligations under this Agreement (or any agreement or document executed and delivered by Seller in connection herewith); or (E) result in the creation or imposition of any lien, charge or encumbrance that would have a material adverse effect upon Seller's ability to perform its duties and obligations under this Agreement (or any agreement or document executed and delivered by Seller in connection herewith), or materially impair the ability of the Depositor to realize on the Mortgage Loans owned by Seller.

            (iv) Seller is solvent and the sale of the Mortgage Loans (1) will not cause Seller to become insolvent and (2) is not intended by Seller to hinder, delay or defraud any of its present or future creditors. After giving effect to its transfer of the Mortgage Loans, as provided herein, the value of Seller's assets, either taken at their present fair saleable value or at fair valuation, will exceed the amount of Seller's debts and obligations, including contingent and unliquidated debts and obligations of Seller, and Seller will not be left with unreasonably small assets or capital with which to engage in and conduct its business. Seller does not intend to, and does not believe that it will, incur debts or obligations beyond its ability to pay such debts and obligations as they mature. No proceedings looking toward liquidation, dissolution or bankruptcy of the Seller are pending or contemplated.

            (v) No consent, approval, authorization or order of, or registration or filing with, or notice to, any court or governmental agency or body having jurisdiction or regulatory authority over Seller is required for
      (A) Seller's execution, delivery and performance of this Agreement (or any agreement or document executed and delivered by Seller in connection herewith), (B) Seller's transfer and assignment of the Mortgage Loans, or
      (C) the consummation by Seller of the transactions contemplated by this Agreement (or any agreement or document executed and delivered by Seller in connection herewith) or, to the extent so required, such consent, approval, authorization, order, registration, filing or notice has been obtained, made or given (as applicable), except for the filing or recording of assignments and other Mortgage Loan Documents contemplated by the terms of this Agreement and except that Seller may not be duly qualified to transact business as a foreign corporation or licensed in one or more states if such qualification or licensing is not necessary to ensure the enforceability of this Agreement (or any agreement or document executed and delivered by Seller in connection herewith).

            (vi) In connection with its sale of the Mortgage Loans, Seller is receiving new value. The consideration received by Seller upon the sale of the Mortgage Loans owned by it constitutes at least fair consideration and reasonably equivalent value for the Mortgage Loans.

            (vii) Seller does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant of Seller contained in this Agreement (or any agreement or document executed and delivered by Seller in connection herewith).

            (viii) There are no actions, suits or proceedings pending or, to Seller's knowledge, threatened in writing against Seller which are reasonably likely to draw into question the validity of this Agreement (or any agreement or document executed and delivered by Seller in connection herewith) or which, either in any one instance or in the aggregate, are reasonably likely to materially impair the ability of Seller to perform its duties and obligations under this Agreement (or any agreement or document executed and delivered by Seller in connection herewith).

            (ix) Seller's performance of its duties and obligations under this Agreement (and each agreement or document executed and delivered by Seller in connection herewith) is in the ordinary course of business of Seller and Seller's transfer, assignment and conveyance of the Mortgage Loans pursuant to this Agreement are not subject to the bulk transfer or similar statutory provisions in effect in any applicable jurisdiction. The Mortgage Loans do not constitute all or substantially all of Seller's assets.

            (x) Seller has not dealt with any Person that may be entitled, by reason of any act or omission of Seller, to any commission or compensation in connection with the sale of the Mortgage Loans to the Depositor hereunder except for (A) the reimbursement of expenses as described herein or otherwise in connection with the transactions described in Section 2 hereof and (B) the commissions or compensation owed to the Underwriters or the Initial Purchaser.

            (xi) Seller is not in default or breach of any agreement or instrument to which Seller is now a party or by which it (or any of its properties) is bound which breach or default would materially and adversely affect the ability of Seller to perform its obligations under this Agreement.

            (xii) The representations and warranties contained in Exhibit A hereto, subject to the exceptions set forth in the Exception Report, are true and correct in all material respects as of the date hereof (or, in each case, as of such other date specifically set forth in the subject representation and warranty) with respect to the Mortgage Loans identified on Schedule II.

            (xiii) The information set forth in any Disclosure Information (as defined in the KeyBank Indemnification Agreement), as last forwarded to each prospective investor at or prior to the date on which a contract for sale was entered into with such prospective investor, (i) does not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading and (ii) complies with the requirements of and contains all of the applicable information required by Regulation AB (as defined in the KeyBank Indemnification Agreement); but only to the extent that (i) such information regards the Mortgage Loans and is contained in the Loan Detail (as defined in the KeyBank Indemnification Agreement) or, to the extent consistent therewith, the Diskette (as defined in the KeyBank Indemnification Agreement) or (ii) such information regarding the Seller or the Mortgage Loans was contained in the Confidential Offering Circular or the Prospectus Supplement under the headings "Summary of Prospectus Supplement--Relevant Parties/Entities--Sponsors and Mortgage Loan Sellers," "Summary of Prospectus Supplement--Relevant Parties/Entities--Originators," "Summary of Prospectus Supplement--The Underlying Mortgage Loans--Source of the Underlying Mortgage Loans," "Risk Factors," "Description of the Sponsors and Mortgage Loan Sellers" and "Description of the Underlying Mortgage Loans--Significant Mortgage Loans" and such information does not represent an incorrect restatement or an incorrect aggregation of correct information regarding the Mortgage Loans contained in the Loan Detail.

            (b) The Seller hereby agrees that it shall be deemed to make, as of the date of substitution, to and for the benefit of the Trustee as the holder of the Mortgage Loan to be replaced, with respect to any replacement mortgage loan (a "Replacement Mortgage Loan") that is substituted for a Mortgage Loan affected by a Material Document Defect or a Material Breach, pursuant to Section 7 of this Agreement, each of the representations and warranties set forth in Exhibit A hereto (subject to exceptions disclosed at such time) (references therein to "Closing Date" being deemed to be references to the "date of substitution" and references therein to "Cut-off Date" being deemed to be references to the "most recent due date for the subject Replacement Mortgage Loan on or before the date of substitution"). From and after the date of substitution, each Replacement Mortgage Loan, if any, shall be deemed to constitute a "Mortgage Loan" hereunder for all purposes.

            Section 7. Obligations of Seller. Each of the representations and warranties contained in or required to be made by Seller pursuant to Section 6 of this Agreement shall survive the sale of the Mortgage Loans and shall continue in full force and effect, notwithstanding any restrictive or qualified endorsement on the Notes and notwithstanding subsequent termination of this Agreement or the Pooling and Servicing Agreement. The representations and warranties contained in or required to be made by Seller pursuant to Section 6 of this Agreement shall not be impaired by any review or examination of the Mortgage Files or other documents evidencing or relating to the Mortgage Loans or any failure on the part of Depositor to review or examine such documents and shall inure to the benefit of the initial transferee of the Mortgage Loans from Depositor including, without limitation, the Trustee for the benefit of the Holders of the Certificates, notwithstanding (1) any restrictive or qualified endorsement on any Note, assignment of Mortgage or reassignment of Assignment of Leases or (2) any termination of this Agreement prior to the Closing, but shall not inure to the benefit of any subsequent transferee thereafter.

            If the Seller receives notice of a breach of any of the representations or warranties contained in Exhibit A hereto and made by the Seller with respect to any Mortgage Loan listed on Schedule II hereto, as of the date hereof in Section 6(a)(xii) or as of the Closing Date pursuant to Section 4(b)(iii) (in either case, subject to the exceptions to such representations and warranties set forth in the Exception Report), or with respect to any Replacement Mortgage Loan, as of the date of substitution pursuant to Section 6(b) (in any such case, a "Breach"), or receives notice that (A) any document required to be included in the Mortgage File related to any Mortgage Loan is not in the Trustee's possession within the time period required herein or (B) such document has not been properly executed or is otherwise defective on its face (the circumstances in the foregoing clauses (A) and (B), in each case, a "Defect" (including the "Defects" described below) in the related Mortgage
File), and if such Breach or Defect, as the case may be, materially and adversely affects the value of the related Mortgage Loan or the interests of the Certificateholders therein (any Breach or Defect that materially and adversely affects the value of the related Mortgage Loan or the interests of the Certificateholders therein, a "Material Breach" or a "Material Document Defect," respectively), then the Seller shall, upon request of the Depositor, the Trustee, the applicable Master Servicer or the Special Servicer, not later than 90 days from the receipt by the Seller of such request (subject to the second succeeding paragraph, the "Initial Resolution Period"): (i) cure such Material Breach or Material Document Defect, as the case may be, in all material respects; (ii) repurchase the affected Mortgage Loan at the applicable Purchase Price (as defined in the Pooling and Servicing Agreement); or (iii) substitute, in accordance with the Pooling and Servicing Agreement, one or more Qualified Substitute Trust Mortgage Loans (as defined in the Pooling and Servicing Agreement) for such affected Mortgage Loan (provided that in no event shall any substitution occur later than the second anniversary of the Closing Date) and pay the applicable Master Servicer for deposit into the Collection Account any Substitution Shortfall Amount (as defined in the Pooling and Servicing Agreement) in connection therewith; provided, however, that if (i) such Material Breach or Material Document Defect is capable of being cured but not within the Initial Resolution Period, (ii) such Material Breach or Material Document Defect does not cause the related Mortgage Loan not to be a "qualified mortgage" (within the meaning of Section 860G(a)(3) of the Code), (iii) the Seller has commenced and is diligently proceeding with the cure of such Material Breach or Material Document Defect within the Initial Resolution Period and (iv) the Seller has delivered to the Rating Agencies, the applicable Master Servicer, the Special Servicer and the Trustee an Officer's Certificate that describes the reasons that the cure was not effected within the Initial Resolution Period and the actions that it proposes to take to effect the cure and that states that it anticipates the cure will be effected within the additional 90-day period, then the Seller shall have an additional 90 days to cure such Material Document Defect or Material Breach. If there exists a Breach of any representation or warranty that the related Mortgage Loan Documents or any particular Mortgage Loan Document requires the related Borrower to bear the costs and expenses associated with any particular action or matter under such Mortgage Loan Document(s), then the Seller shall cure such Breach within the Initial Resolution Period by reimbursing the Trust Fund (by wire transfer of immediately available funds to the Collection Account) the reasonable amount of any such costs and expenses incurred by the applicable Master Servicer, the Special Servicer, the Trustee or the Trust Fund that are the basis of such Breach and have not been reimbursed by the related Borrower; provided, however, that in the event that any such costs and expenses exceed $10,000, the Seller shall have the option to either repurchase the related Mortgage Loan at the applicable Purchase Price, replace such Mortgage Loan and pay any applicable Substitution Shortfall Amount or pay such costs and expenses. Except as provided in the proviso to the immediately preceding sentence, Seller shall remit the amount of such costs and expenses and upon its making such remittance, Seller shall be deemed to have cured such Breach in all respects. Provided such payment is made, the second preceding sentence describes the sole remedy available to the Certificateholders and the Trustee on their behalf regarding any such Breach, and Seller shall not be obligated to repurchase, substitute or otherwise cure such Breach under any circumstances. With respect to any repurchase of a Mortgage Loan hereunder or with respect to any substitution of one or more Qualified Substitute Trust Mortgage Loans for a Mortgage Loan hereunder, (A) no such substitution may be made in any calendar month after the Determination Date for such month; (B) scheduled payments of principal and interest due with respect to the Qualified Substitute Trust Mortgage Loan(s) after the Due Date in the month of substitution, and scheduled payments of principal and interest due with respect to each Mortgage Loan being repurchased or replaced after the related Cut-off Date and received by the applicable Master Servicer or the Special Servicer on behalf of the Trust on or prior to the related date of repurchase or substitution shall be part of the Trust Fund; and (C) scheduled payments of principal and interest due with respect to each such Qualified Substitute Trust Mortgage Loan on or prior to the Due Date in the month of substitution, and scheduled payments of principal and interest due with respect to each Mortgage Loan being repurchased or replaced and received by the applicable Master Servicer or the Special Servicer on behalf of the Trust after the related date of repurchase or substitution shall not be part of the Trust Fund, and the Seller (or, if applicable, any person effecting the related repurchase or substitution in the place of the Seller) shall be entitled to receive such payments promptly following receipt by the applicable Master Servicer or Special Servicer, as applicable, under the Pooling and Servicing Agreement.

            Any of the following will cause a document in the Mortgage File to be deemed to have a "Defect" and to be conclusively presumed to materially and adversely affect the interests of Certificateholders in and the value of a Mortgage Loan: (a) the absence from the Mortgage File of the original signed Note, unless the Mortgage File contains a signed lost note affidavit and indemnity; (b) the absence from the Mortgage File of the original signed Mortgage, unless there is included in the Mortgage File a certified copy of the Mortgage as recorded or as sent for recordation, together with a certificate stating that the original signed Mortgage was sent for recordation, or a copy of the Mortgage and the related recording information; (c) the absence from the Mortgage File of the item called for by clause (i) of the definition of Mortgage File in Section 3; (d) the absence from the Mortgage File of any intervening assignments required to create an effective assignment to the Trustee on behalf of the Trust, unless there is included in the Mortgage File a certified copy of the intervening assignment and a certificate stating that the original intervening assignments were sent for recordation; (e) the absence from the Mortgage File of any required original letter of credit (unless such original has been delivered to the applicable Master Servicer and copy thereof is part of the Mortgage File), provided that such Defect may be cured by any substitute letter of credit or cash reserve on behalf of the related Borrower; or (f) the absence from the Mortgage File of the original or a copy of any required ground lease. Notwithstanding anything herein to the contrary, the failure to include a document checklist in a Mortgage File shall in no event constitute a Material Document Defect.

            Any Defect or Breach which causes any Mortgage Loan not to be a "qualified mortgage" (within the meaning of Section 860G(a)(3) of the Code) shall be deemed to materially and adversely affect the interest of Certificateholders therein and the Initial Resolution Period for the affected Mortgage Loan shall be 90 days following the earlier of (a) Seller's receipt of notice to Seller of the discovery of such Defect or Breach by any party to the Pooling and Servicing Agreement and (b) Seller's discovery of such Defect or Breach (which period shall not be subject to extension).

            If the Seller does not, as required by this Section 7, correct or cure a Material Breach or a Material Document Defect in all material respects within the applicable Initial Resolution Period (as extended pursuant to this Section 7), or if such Material Breach or Material Document Defect is not capable of being so corrected or cured within such period, then the Seller shall repurchase or substitute for the affected Mortgage Loan as provided in this
Section 7. If (i) any Mortgage Loan is required to be repurchased or substituted for as provided above, (ii) such Mortgage Loan is a Crossed Mortgage Loan that is a part of a Mortgage Group (as defined below) and (iii) the applicable Breach or Defect does not constitute a Breach or Defect, as the case may be, as to any other Crossed Mortgage Loan in such Mortgage Group (without regard to this paragraph), then the applicable Breach or Defect, as the case may be, will be deemed to constitute a Breach or Defect, as the case may be, as to any other Crossed Mortgage Loan in the Mortgage Group for purposes of the above provisions, and the Seller will be required to repurchase or substitute for such other Crossed Mortgage Loan(s) in the related Mortgage Group in accordance with the provisions of this Section 7 unless the Crossed Mortgage Loan Repurchase Criteria would be satisfied if Seller were to repurchase or substitute for only the affected Crossed Mortgage Loans as to which a Material Breach or Material Document Defect had occurred without regard to this paragraph, and in the case of either such repurchase or substitution, all of the other requirements set forth in the Pooling and Servicing Agreement applicable to a repurchase or substitution, as the case may be, would be so satisfied. In the event that the Crossed Mortgage Loan Repurchase Criteria would be so satisfied, the Mortgage Loan Seller may elect either to repurchase or substitute for only the affected Crossed Mortgage Loan as to which the Material Document Defect or Material Breach exists or to repurchase or substitute for all of the Crossed Mortgage Loans in the related Mortgage Group. The determination of the Special Servicer as to whether the Crossed Mortgage Loan Repurchase Criteria have been satisfied shall be conclusive and binding in the absence of manifest error. The Seller shall be responsible for the cost of (and, if so directed by the Special Servicer, obtaining) any Appraisal required for the Special Servicer to determine if the Crossed Mortgage Loan Repurchase Criteria have been satisfied, so long as the scope and cost of such Appraisal has been approved by the Seller (such approval not to be unreasonably withheld). For purposes of this paragraph, a "Mortgage Group" is any group of Mortgage Loans identified as a Mortgage Group on Schedule III to this Agreement.

            Notwithstanding the foregoing, if there is a Material Breach or Material Document Defect with respect to one or more Mortgaged Properties (but not all of the Mortgaged Properties) with respect to a Mortgage Loan, the Seller will not be obligated to repurchase or substitute for the entire Mortgage Loan if the affected Mortgaged Property may, pursuant to the partial release provisions of the related Mortgage Loan Documents, be released and the Mortgaged Property remaining after such release satisfies the requirements, if any, set forth in the Mortgage Loan Documents and (i) the Seller provides an opinion of counsel to the effect that such partial release would not cause an Adverse REMIC Event (as defined in the Pooling and Servicing Agreement) to occur, (ii) the Seller pays (or causes to be paid) the applicable release price required under the Mortgage Loan Documents and, to the extent not reimbursable out of the release price pursuant to the related Mortgage Loan Documents, any additional amounts necessary to cover all reasonable out-of-pocket expenses reasonably incurred by the applicable Master Servicer, the Special Servicer, the Trustee or the Trust Fund in connection therewith, including any unreimbursed advances and interest thereon made with respect to the Mortgaged Property that is being released, and (iii) such cure by release of such Mortgaged Property is effected within the time periods specified for cure of a Material Breach or Material Document Defect in this Section 7.

            The Purchase Price or Substitution Shortfall Amount for any repurchased or substituted Mortgage Loan shall be payable to the Depositor or, subsequent to the assignment of the Mortgage Loans to the Trustee, the Trustee as its assignee, by wire transfer of immediately available funds to the account designated by the Depositor or the Trustee, as the case may be, and the Depositor or the Trustee, as the case may be, upon receipt of such funds (and, in the case of a substitution, the Mortgage File(s) for the related Qualified Substitute Trust Mortgage Loans), shall promptly release the related Mortgage File and Servicer File (and all other documents pertaining to such Mortgage Loan possessed by the Depositor or the Trustee, as applicable, or on its behalf, but excluding any draft documents, attorney/client privileged communications and documents prepared by the Depositor or the Trustee (or by the applicable Master Servicer or the Special Servicer on behalf of the Trust), as applicable, or any of its Affiliates solely for internal communication) or cause them to be released, to Seller and shall execute and deliver such instruments of transfer, endorsement or assignment as shall be necessary to vest in the Seller the legal and beneficial ownership of such Mortgage Loan (including any property acquired in respect thereof or proceeds of any insurance policy with respect thereto) and the related Mortgage Loan Documents and shall deliver to Seller any escrow payments and reserve funds held by it, or on its behalf, with respect to such repurchased or replaced Mortgage Loan.

            It is understood and agreed that the obligations of the Seller set forth in this Section 7 to cure, substitute for or repurchase a Mortgage Loan listed on Schedule II hereto constitute the sole remedies available to the Depositor and its successors and assigns against Seller respecting any Breach or Defect affecting such Mortgage Loan.

            Section 8. Crossed Mortgage Loans. With respect to any Crossed Mortgage Loan conveyed hereunder, to the extent that the Seller repurchases or substitutes for an affected Crossed Mortgage Loan in the manner prescribed above while the Trustee continues to hold any related Crossed Mortgage Loans, the Seller and the Depositor (on behalf of its successors and assigns) agree to modify upon such repurchase or substitution, the related Mortgage Loan Documents in a manner such that such affected Crossed Mortgage Loan repurchased or substituted for by the Seller, on the one hand, and any related Crossed Mortgage Loans still held by the Trustee, on the other, would no longer be cross-defaulted or cross-collateralized with one another; provided, that the Seller shall have furnished to the Trustee, at the Seller's expense, an opinion of counsel that such modification shall not cause an Adverse REMIC Event; provided, further, that if such opinion cannot be furnished, the Seller and the Depositor hereby agree that such repurchase or substitution of only the affected Crossed Mortgage Loans, notwithstanding anything to the contrary herein, shall not be permitted (in which case, the Seller will be obligated to purchase or substitute for all Crossed Mortgage Loans in the related Mortgage Group (defined below)). Any reserve or other cash collateral or letters of credit securing the affected Crossed Mortgage Loans shall be allocated between such Mortgage Loans in accordance with the Mortgage Loan Documents. All other terms of the Mortgage Loans shall remain in full force and effect, without any modification thereof (unless otherwise modified in accordance with the Pooling and Servicing Agreement).

            Section 9. Rating Agency Fees; Costs and Expenses Associated with a Defeasance. The Seller shall pay all Rating Agency fees associated with an assumption of a Mortgage Loan to the extent such fees have not been paid by the related Borrower and such Borrower is not required to pay them under the terms of the related Mortgage Loan Documents in effect on or before the Closing Date, the payment of which fees shall constitute the sole remedy of any breach by a Seller of representation (xxviii)(1) set forth on Exhibit A hereto unless the Seller elects to repurchase or substitute for such Mortgage Loan in accordance with the second paragraph of Section 7. The Seller shall pay all reasonable costs and expenses associated with a defeasance of a Mortgage Loan to the extent such costs and expenses have not been paid by the related Borrower and such Borrower is not required to pay them under the terms of the related Mortgage Loan Documents in effect on or before the Closing Date, the payment of which fees shall constitute the sole remedy of any breach by a Seller of representation (liv)(F) set forth on Exhibit A hereto unless the Seller elects to repurchase or substitute for such Mortgage Loan in accordance with the second paragraph of Section 7.

            Section 10. Representations and Warranties of Depositor. Depositor hereby represents and warrants to Seller as of the date hereof, as follows:

            (a) Depositor is duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware, with full corporate power and authority to own its assets and conduct its business as it is conducted, and is duly qualified as a foreign corporation in good standing in all jurisdictions in which the ownership or lease of its property or the conduct of its business requires such qualification (except where the failure to qualify would not have a materially adverse effect on the consummation of any transactions contemplated by this Agreement).

            (b) The execution and delivery by Depositor of this Agreement and the performance of Depositor's obligations hereunder are within the corporate power of Depositor and have been duly authorized by Depositor and neither the execution and delivery by Depositor of this Agreement nor the compliance by Depositor with the provisions hereof, nor the consummation by Depositor of the transactions contemplated by this Agreement, will (i) conflict with or result in a breach of, or constitute a default under, the certificate of incorporation or by-laws of Depositor or, after giving effect to the consents or taking of the actions contemplated by clause (ii) of this paragraph (b), any of the provisions of any law, governmental rule, regulation, judgment, decree or order binding on Depositor or its properties, or any of the provisions of any material indenture or mortgage or any other material contract or other instrument to which Depositor is a party or by which it is bound or result in the creation or imposition of any lien, charge or encumbrance upon any of its properties pursuant to the terms of any such indenture, mortgage, contract or other instrument or (ii) require the consent of, notice to or any filing with any person, entity or governmental body, which has not been obtained or made by Depositor, except where, in any of the instances contemplated by clause (i) above or this clause (ii), the failure to do so will not have a material and adverse effect on the consummation of any transactions contemplated by this Agreement.

            (c) This Agreement has been duly executed and delivered by Depositor and this Agreement constitutes a legal, valid and binding instrument, enforceable against Depositor in accordance with its terms, subject, as to the enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium and other laws affecting the rights of creditors generally and to general principles of equity and the discretion of the court (regardless of whether enforcement of such remedies is considered in a proceeding in equity or at law) and, as to rights of indemnification hereunder, subject to limitations of public policy under applicable securities laws.

            (d) There is no litigation, charge, investigation, action, suit or proceeding by or before any court, regulatory authority or governmental agency or body pending or, to the knowledge of Depositor, threatened against Depositor the outcome of which could be reasonably expected to materially and adversely affect the consummation of any transactions contemplated by this Agreement.

            Section 11. Survival of Certain Representations, Warranties and Covenants. The respective representations and warranties set forth in or made pursuant to this Agreement, and the respective obligations of the parties hereto under Sections 7 and 9 of this Agreement, will remain in full force and effect, regardless of any investigation or statement as to the result thereof made by or on behalf of any party and will survive payment for the various transfers referred to herein and delivery of the Certificates or termination of this Agreement.

            Section 12. Transaction Expenses. Whether or not this Agreement is terminated, both the Depositor and the Seller agree to pay the transaction expenses incurred in connection with the transactions herein contemplated as set forth in the Closing Statement.

            Section 13. Recording Costs. Seller agrees to reimburse the Trustee or its designee all recording and filing fees and expenses incurred by the Trustee or its designee in connection with the recording or filing of the Mortgage Loan Documents listed in Section 3 of this Agreement, including Assignments. In the event Seller elects to engage a third party contractor to prepare, complete, file and record Assignments with respect to Mortgage Loans as provided in Section 3 of this Agreement, Seller shall contract directly with such contractor and shall be responsible for such contractor's compensation and reimbursement of recording and filing fees and other reimbursable expenses pursuant to their agreement.

            Section 14. Notices. All demands, notices and communications hereunder shall be in writing and effective only upon receipt, and, shall be deemed to have been duly given if personally delivered to or mailed, by registered mail, postage prepaid, by overnight mail or courier service, or transmitted by facsimile and confirmed by similar mailed writing, if to the Depositor, addressed to the Depositor at 11 Madison Avenue, 5th Floor, New York, New York 10010, Attention: Edmund Taylor, Telecopy No.: (212) 743-4756 (with a copy to Casey McCutcheon, Esq., Legal & Compliance Department, Telecopy No.:
(917) 326-8433), or such other address or telecopy number as may be designated by the Depositor to the Seller in writing, or, if to the Seller, addressed to the Seller at KeyBank National Association c/o KeyBank Real Estate Capital, 911 Main Street, Suite 1500, Kansas City, Missouri 64105, Attention: Clay M. Sublett, Telecopy No.: (816) 221-8848 (with a copy to, KeyBank National Association, 127 Public Square, Cleveland, Ohio 44114, Attention: Robert C. Bowes, Telecopy No.: (216) 689-5681) (with an additional copy to, Polsinelli Shalton Flanigan Suelthaus PC, 700 W. 47th Street, Suite 1000, Kansas City, Missouri 64112, Attention: Kraig Kohring, Telecopy No.: (816) 753-1536), or such other address or telecopy number as may be designated by the Seller to the Depositor in writing.

            Section 15. Notice of Exchange Act Reportable Events. The Seller hereby agrees to deliver to the Depositor and the Trustee any disclosure information relating to any event reasonably determined in good faith by the Depositor as required to be reported on Form 8-K, Form 10-D or Form 10-K by the Trust Fund (in formatting reasonably appropriate for inclusion in such form), including, without limitation, the disclosure required under Items 1117 and 1119 of Regulation AB and Item 1.03 to Form 8-K. The Seller shall use its best efforts to deliver proposed disclosure language relating to any event described under Items 1117 and 1119 of Regulation AB and Item 1.03 to Form 8-K to the Trustee and the Depositor within one (1) business day and in any event no later than two (2) Business Days of the Seller becoming aware of such event and shall provide disclosure relating to any other event reasonably determined by the Depositor as required to be disclosed on Form 8-K, Form 10-D or Form 10-K within two (2) Business Days following the Depositor's request for such disclosure language. The obligation of the Seller to provide the above referenced disclosure materials will terminate upon notice from the Depositor or the Trustee that the Trustee has filed a Form 15 with respect to the Trust Fund as to that fiscal year in accordance with Section 11.10(a) of the Pooling and Servicing Agreement. The Seller hereby acknowledges that the information to be provided by it pursuant to this Section will be used in the preparation of reports meeting the reporting requirements of the Trust under Section 13(a) and/or Section 15(d) of the Securities Exchange Act of 1934, as amended.

            Section 16. Examination of Mortgage Files. Upon reasonable notice, Seller, prior to the Closing Date, will make the Mortgage Files available to Depositor or its agent for examination during normal business hours at Seller's offices or such other location as shall otherwise be agreed upon by Depositor and Seller. The fact that Depositor or its agent has conducted or has failed to conduct any partial or complete examination of the Mortgage Files shall not affect the rights of Depositor or the Trustee (for the benefit of the Certificateholders) to demand cure, repurchase, or other relief as provided herein.

            Section 17. Successors. This Agreement shall inure to the benefit of and shall be binding upon Seller and Depositor and their respective successors and permitted assigns, and nothing expressed in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement, or any provisions herein contained, this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of such designated persons and for the benefit of no other person; it being understood that the rights of Depositor pursuant to this Agreement, subject to all limitations herein contained, including those set forth in Section 7 of this Agreement, may be assigned to the Trustee, for benefit of the Certificateholders, as may be required to effect the purposes of the Pooling and Servicing Agreement and, upon such assignment, the Trustee shall succeed to such rights of Depositor hereunder, provided that the Trustee shall have no right to further assign such rights to any other Person. No owner of a Certificate issued pursuant to the Pooling and Servicing Agreement shall be deemed a successor or permitted assign because of such ownership.

            Section 18. Governing Law. THIS AGREEMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS TO BE MADE AND PERFORMED ENTIRELY WITHIN SUCH STATE WITHOUT GIVING EFFECT TO CHOICE OF LAW PRINCIPLES.

            Section 19. Severability. If any provision of this Agreement shall be prohibited or invalid under applicable law, this Agreement shall be ineffective only to such extent, without invalidating the remainder of this Agreement.

            Section 20. Further Assurances. Depositor and Seller agree to execute and deliver such instruments and take such actions as the other party may, from time to time, reasonably request in order to effectuate the purpose and to carry out the terms of this Agreement.

            Section 21. Counterparts. This Agreement may be executed in counterparts (and by each of the parties hereto on different counterparts), each of which when so executed and delivered will be an original, and all of which together will be deemed to constitute but one and the same instrument.

            Section 22. Treatment as Security Agreement. It is the express intent of the parties hereto that the conveyance of the Mortgage Loans by Seller to Depositor as provided in this Agreement be, and be construed as, a sale of the Mortgage Loans by Seller to Depositor. It is, further, not the intention of the parties that such conveyance be deemed a pledge of the Mortgage Loans by Seller to Depositor to secure a debt or other obligation of Seller. However, in the event that, notwithstanding the intent of the parties, the Mortgage Loans are held to be property of Seller or if for any reason this Agreement is held or deemed to create a security interest in the Mortgage Loans:

            (a) this Agreement shall hereby create a security agreement within the meaning of Articles 8 and 9 of the Uniform Commercial Code in effect in the applicable state;

            (b) the conveyance provided for in this Agreement shall hereby grant from Seller to Depositor a security interest in and to all of Seller's right, title, and interest, whether now owned or hereafter acquired, in and to:

            (i) all accounts, contract rights (including any guarantees), general intangibles, chattel paper, instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit and investment property consisting of, arising from or relating to any of the property described in the Mortgage Loans, including the related Notes, Mortgages and title, hazard and other insurance policies, identified on the Mortgage Loan Schedule or that constitute Replacement Mortgage Loans, and all distributions with respect thereto payable after the Cut-off Date;

            (ii) all accounts, contract rights, general intangibles, chattel paper, instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit and investment property arising from or by virtue of the disposition of, or collections with respect to, or insurance proceeds payable with respect to, or claims against other persons with respect to, all or any part of the collateral described in clause (i) above (including any accrued discount realized on liquidation of any investment purchased at a discount), in each case, payable after the Cut-off Date; and

            (iii) all cash and non-cash proceeds of the collateral described in clauses (i) and (ii) above payable after the Cut-off Date;

            (c) the possession by Depositor or its assignee of the Notes and such other goods, letters of credit, advices of credit, instruments, money, documents, chattel paper or certificated securities shall be deemed to be possession by the secured party or possession by a purchaser or a person designated by him or her, for purposes of perfecting the security interest pursuant to the Uniform Commercial Code (including, without limitation, Sections 9-306, 9-313 and 9-314 thereof) as in force in the relevant jurisdiction; and

            (d) notifications to persons holding such property, and acknowledgments, receipts, confirmations from persons holding such property, shall be deemed to be notifications to, or acknowledgments, receipts or confirmations from, securities intermediaries, bailees or agents of, or persons holding for (as applicable), Depositor or its assignee for the purpose of perfecting such security interest under applicable law.

            The Seller at the direction of the Depositor or its assignee, shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans and the proceeds thereof, such security interest would be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement. In connection herewith, Depositor and its assignee shall have all of the rights and remedies of a secured party and creditor under the Uniform Commercial Code as in force in the relevant jurisdiction and may prepare and file such UCC Financing Statements as may be necessary or appropriate to accomplish the foregoing.

            Section 23. Recordation of Agreement. To the extent permitted by applicable law, this Agreement is subject to recordation following the Closing Date in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by Seller at Seller's expense at the direction of Depositor accompanied by an opinion of counsel to the effect that such recordation materially and beneficially affects the interests of Depositor.

                                      * * *

            IN WITNESS WHEREOF, the parties hereto have caused this Mortgage Loan Purchase Agreement to be duly executed and delivered as of the date first above written.

                                       KEYBANK NATIONAL ASSOCIATION,
                                          as Seller


                                       By: /s/ Clay M. Sublett
                                          --------------------------------------
                                          Name: Clay M. Sublett
                                          Title: Authorized Official


                                       CREDIT SUISSE FIRST BOSTON
                                          MORTGAGE SECURITIES CORP.,
                                          as Depositor


                                       By: /s/ Jeffrey A. Altabef
                                          --------------------------------------
                                          Name: Jeffrey A. Altabef
                                          Title: Vice President

                                                                      SCHEDULE I

                          SCHEDULE OF TRANSACTION TERMS

            This Schedule of Transaction Terms is appended to and incorporated by reference in the Mortgage Loan Purchase Agreement (the "Agreement"), dated as of June 1, 2007, between KeyBank National Association (the "Seller" or "KeyBank") and Credit Suisse First Boston Mortgage Securities Corp. (the "Depositor"). Capitalized terms used herein without definition have the meanings given them in or by reference in the Agreement or, if not defined in the Agreement, in the Pooling and Servicing Agreement.

            "Affiliate" means with respect to any specified Person, any other Person controlling or controlled by or under common control with such specified Person.

            "Assignments" has the meaning given set forth in Section 3 of this Agreement.

            "Borrower" means the borrower under a Mortgage Loan.

            "Breach" has the meaning set forth in Section 7 of this Agreement.

            "Certificate Purchase Agreement" means the Certificate Purchase Agreement, dated June 19, 2007, between Depositor and the Initial Purchaser.

            "Certificates" means the Credit Suisse First Boston Mortgage Securities Corp. Commercial Mortgage Pass-Through Certificates, Series 2007-C3, issued in multiple classes.

            "Closing" has the meaning set forth in Section 2 of this Agreement.

            "Closing Date" means June 29, 2007.

            "Closing Statement" means the closing statement dated as of the Closing Date and signed by, among others, the parties to this Agreement.

            "Code" means the Internal Revenue Code of 1986, as amended.

            "Crossed Mortgage Loan" means any Mortgage Loan which is cross-defaulted and cross-collateralized with any other Mortgage Loan.

            "Cut-off Date" means, individually and collectively, the applicable Due Dates for the respective Mortgage Loans occurring in June 2007 (or with respect to Mortgage Loans which had closing/funding dates in June 2007, the respective closing/funding dates of such Mortgage Loans).

            "Defect" has the meaning set forth in Section 7 of this Agreement.

            "Exception Report" means exceptions with respect to the representations and warranties made by the Seller as to the Mortgage Loans in
Section 6(a)(xii) and under the written certificate described in Section 4(b)(iii) of this Agreement, which exceptions are set forth in Schedule V attached hereto and made a part hereof.

            "Initial Purchaser" means Credit Suisse Securities (USA) LLC.

            "Initial Resolution Period" has the meaning set forth in Section 7 of this Agreement.

            "KeyBank Indemnification Agreement" means that certain indemnification agreement, dated as of June 19, 2007, among the Underwriters, the Initial Purchaser, KeyBank and the Depositor.

            "Loan Agreement" means, with respect to any Mortgage Loan, the loan agreement, if any, between the related Mortgage Loan Originator and the related Borrower, pursuant to which such Mortgage Loan was made.

            "Material Breach" has the meaning set forth in Section 7 of this Agreement.

            "Material Document Defect" has the meaning set forth in Section 7 of this Agreement.

            "Mortgage File" means, collectively, the documents and instruments pertaining to a Mortgage Loan required to be included in the related Mortgage File pursuant to Section 3 (subject to the proviso in Section 1 of this Agreement).

            "Mortgage Group" has the meaning set forth in Section 7 of this Agreement.

            "Mortgage Loan" and "Mortgage Loans" have the respective meanings set forth in Recital II of this Agreement.

            "Mortgage Loan Documents" means, collectively, the documents and instruments pertaining to a Mortgage Loan to be included in either the related Mortgage File or the related Servicer File.

            "Mortgage Loan Originator" means any institution which originated a Mortgage Loan for a related Borrower.

            "Mortgage Loan Purchase Price" means the amount described in Section 2 of this Agreement.

            "Mortgage Loan Schedule" has the meaning set forth in Recital II of this Agreement.

            "Offering Circular" means the confidential offering circular dated June 19, 2007, describing certain classes of the Private Certificates.

            "Pooling and Servicing Agreement" means the Pooling and Servicing Agreement creating the Trust Fund and the interests therein, dated as of June 1, 2007, among the Master Servicers, the Special Servicer, the Depositor and the Trustee, including, without limitation, the exhibits and schedules annexed thereto.

            "Private Certificates" means the Certificates that are not Publicly Offered Certificates.

            "Prospectus" means the Prospectus, dated April 10, 2007, that is a part of the Depositor's registration statement on Form S-3 (File No. 333-141613).

            "Prospectus Supplement" means the Prospectus Supplement, dated June 19, 2007, relating to the Publicly Offered Certificates.

            "Publicly Offered Certificates" means the Class A-1, Class A-2, Class A-3, Class A-AB, Class A-4, Class A-1-A1, Class A-1-A2, Class A-M, Class A-J, Class B and Class C Certificates.

            "Servicer File" means, collectively, all documents, records and copies pertaining to a Mortgage Loan which are required to be included in the related Servicer File pursuant to Section 3 thereof.

            "Trust Fund" has the meaning set forth in Recital II of this Agreement.

            "Underwriters" means Credit Suisse Securities (USA) LLC, KeyBanc Capital Markets Inc., Greenwich Capital Markets, Inc. and Banc of America Securities LLC.


            "Underwriting Agreement" means the Underwriting Agreement, dated June 19, 2007, between the Depositor and the Underwriters.

                                                                     SCHEDULE II


                             MORTGAGE LOAN SCHEDULE


                                 [see attached]

INFORMATION CONTAINED ON THIS DISKETTE DATED, TUESDAY, JUNE 19, 2007 IS SUBJECT TO COMPLETION OR AMENDMENT.

This diskette relates to the Offered Certificates in the Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2007-C3. The information contained on this diskette is provied to facilitate your review of the collateral underlying the Offered Certificates. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and the other doucments the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The information on this diskette supersedes any and all information contained in any previously furnished free writing prospectus and shall be superseded by any subsequently furnished similar materials. The commercial mortgage backed securities to which these materials relate, and the mortgage pool backing them, are subject to modification or revision (including the possibility that one or more classes of securities may be split, combined or eliminated at any time prior to the issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these securities, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of securities to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. Prospective investors are advised to read carefully, the free writing prospectus and prospectus relating to the Offered Certificates in making their investment decisions.

Credit Suisse First Boston Mortgage Securities Corp.
Commercial Mortgage Pass-Through Certificates Series 2007-C3



#       Crossed   #   Property Name
-----   -------   -   -------------------------------------------------
   12             1   The Villaggio Shopping Center
   22             2   EDR - The Lofts
   45             1   The Woodlands Office Building
   69             1   Skagit Valley Cancer Center
   70             1   The Packing House
   74             1   Highline Medical Complex
   75             1   Circuit City
   80             2   Greenwood Apartments


   90             1   Loker Avenue
   99             1   Fisher Hall Office
  105             1   Executive Hills
105.1                 College View
105.2                 Granada Building
105.3                 Building 36
  108             1   Simpatica Industrial
  113             1   Dolphin Plaza Shopping Center
  120             2   Rivers Bend Apartments
  124             1   Indianapolis Showplace 12
  125             1   Bernardo Center Drive
  126             1   Fashion Village and East Colonial Shopping Center
  134             2   Yards at Union Station
  143             1   HRubin Deerfield Warehouse
  148             1   Wachovia Operations Center
  152             1   Fortuna Walgreens
  155             1   Gammon Place Office Building
  168             1   Carolina Premium Outlet Site
  171             1   Northern Tool
  176             1   Stine White Towne Center II
  179             1   HRubin Sarasota Warehouse
  189             1   2401 Pullman Street
  202             1   Baker Fairview Self Storage



#       Address                                          City              County        State   Code    Type
-----   ----------------------------------------------   ---------------   -----------   -----   -----   ------------
   12   7837-7985 North Blackstone Avenue                Fresno            Fresno        CA      93720   Retail
   22   1805 Loftway Circle                              Orlando           Orange        FL      32826   Multifamily
   45   8665 New Trails and 2700 Reseach Forrest Drive   The Woodlands     Montgomery    TX      77381   Office
   69   307 South 13th Street                            Mount Vernon      Skagit        WA      98274   Office
   70   500-532 West First Street                        Claremont         Los Angeles   CA      91711   Mixed Use
   74   16233 Sylvester Road Southwest                   Burien            King          WA      98166   Office
   75   444 Connecticut Avenue                           Norwalk           Fairfield     CT      06854   Retail
   80   14300 Greenwood Avenue North                     Seattle           King          WA      98133   Mixed Use


   90   2840 Loker Avenue                                Carlsbad          San Diego     CA      92010   Industrial
   99   3540 South Boulevard Street                      Edmond            Oklahoma      OK      73013   Office
  105
105.1   4500 College Boulevard                           Overland Park     Johnson       KS      66211   Office
105.2   10983 Granada Lane                               Overland Park     Johnson       KS      66211   Office
105.3   7801 West 110th Street                           Overland Park     Johnson       KS      66210   Office
  108   26776 Simpatica Circle                           Lake Forest       Orange        CA      92630   Mixed Use
  113   17237 Northwest 27th Avenue                      Miami Gardens     Miami-Dade    FL      33056   Retail
  120   310 North Broad Street                           Carney's Point    Salem         NJ      08069   Multifamily
  124   10280 East Washington Street                     Indianapolis      Marion        IN      46229   Retail
  125   15890 Bernardo Drive                             San Diego         San Diego     CA      92127   Industrial
  126   3817-3915 East Colonial Drive                    Orlando           Orange        FL      32803   Retail
  134   815 Northwest Naito Parkway                      Portland          Multnomah     OR      97209   Multifamily
  143   1851 Southwest 43rd Terrace                      Deerfield Beach   Broward       FL      33442   Industrial
  148   1410 Southwest 3rd Street                        Pompano Beach     Broward       FL      33069   Mixed Use
  152   1065 South Fortuna Boulevard                     Fortuna           Humboldt      CA      95540   Retail
  155   402 Gammon Place                                 Madison           Dane          WI      53719   Office
  168   1025 Industrial Park Drive                       Smithfield        Johnston      NC      27577   Retail
  171   3555 West New Haven Avenue                       Melbourne         Brevard       FL      32904   Retail
  176   4751 White Lane                                  Bakersfield       Kern          CA      93309   Retail
  179   1926 72nd Drive East                             Sarasota          Manatee       FL      34243   Industrial
  189   2401 Pullman Street                              Santa Ana         Orange        CA      92705   Industrial
  202   2955 Fairview Road                               Costa Mesa        Orange        CA      92626   Self Storage


                                                            Units/
#       Sub-type             Property Seller                Pads      Balance       Balance (1)   Pool Balance
-----   ------------------   ----------------------------   -------   -----------   -----------   ------------
   12   Anchored             KeyBank National Association   176,542   $44,500,000   $44,500,000            1.7%
   22   Conventional         KeyBank National Association       730   $27,000,000   $27,000,000            1.0%
   45   Suburban             KeyBank National Association   135,758   $14,500,000   $14,500,000            0.5%
   69   Suburban             KeyBank National Association    50,562    $9,660,000    $9,636,824            0.4%
   70   Industrial/Retail    KeyBank National Association    56,344    $9,550,000    $9,532,214            0.4%
   74   Suburban             KeyBank National Association    35,558    $9,200,000    $9,200,000            0.3%
   75   Anchored             KeyBank National Association    33,790    $8,900,000    $8,900,000            0.3%
   80   Multifamily/Retail   KeyBank National Association        61    $8,500,000    $8,500,000            0.3%


   90   N/A                  KeyBank National Association   104,298    $8,000,000    $8,000,000            0.3%
   99   Suburban             KeyBank National Association    58,535    $6,850,000    $6,850,000            0.3%
  105                        KeyBank National Association              $6,150,000    $6,150,000            0.2%
105.1   Suburban                                             26,415    $2,275,000    $2,275,000
105.2   Suburban                                             21,741    $1,875,000    $1,875,000
105.3   Suburban                                             29,651    $2,000,000    $2,000,000
  108   Office/Industrial    KeyBank National Association    61,622    $6,000,000    $6,000,000            0.2%
  113   Anchored             KeyBank National Association    93,478    $5,600,000    $5,595,285            0.2%
  120   Conventional         KeyBank National Association       240    $5,300,000    $5,289,503            0.2%
  124   Unanchored           KeyBank National Association    45,700    $5,125,000    $5,118,395            0.2%
  125   N/A                  KeyBank National Association    48,000    $5,000,000    $5,000,000            0.2%
  126   Unanchored           KeyBank National Association    51,523    $5,000,000    $5,000,000            0.2%
  134   Conventional         KeyBank National Association        56    $4,800,000    $4,800,000            0.2%
  143   N/A                  KeyBank National Association    52,844    $4,420,000    $4,420,000            0.2%
  148   Office/Industrial    KeyBank National Association    47,094    $4,150,000    $4,150,000            0.2%
  152   Anchored             KeyBank National Association    14,820    $3,850,000    $3,850,000            0.1%
  155   Suburban             KeyBank National Association    33,876    $3,500,000    $3,496,881            0.1%
  168   Unanchored           KeyBank National Association   348,044    $3,100,000    $3,100,000            0.1%
  171   Anchored             KeyBank National Association    25,800    $3,000,000    $3,000,000            0.1%
  176   Unanchored           KeyBank National Association    29,926    $2,937,000    $2,937,000            0.1%
  179   N/A                  KeyBank National Association    32,257    $2,800,000    $2,800,000            0.1%
  189   N/A                  KeyBank National Association    45,411    $2,400,000    $2,400,000            0.1%
  202   N/A                  KeyBank National Association    53,205    $2,125,000    $2,125,000            0.1%


                                                                                                            Maturity/
#       Balance (2)   Leasehold   Built   Renovated   U/W (3)    Date (3)    Value         Ratio (1) (4)    Ratio (2) (4)
-----   -----------   ---------   -----   ---------   -------    ---------   -----------   -------------    -------------
   12   $44,500,000   Fee          2002        2007        99%   3/1/2007    $57,500,000            77.4%            77.4%
   22   $26,308,240   Fee          2003         N/A        98%   3/9/2007    $40,500,000            66.7%            65.0%
   45   $13,014,618   Fee          1991         N/A        98%   1/29/2007   $19,175,000            75.6%            67.9%
   69    $8,300,017   Leasehold    2006         N/A        73%   2/1/2007    $15,500,000            62.2%            53.5%
   70    $8,081,862   Fee          1911        2007       100%   3/1/2007    $13,520,000            70.5%            59.8%
   74    $8,581,788   Leasehold    2005         N/A        96%   4/27/2007   $12,000,000            76.7%            71.5%
   75    $8,288,415   Fee          1998         N/A       100%   3/31/2007   $14,300,000            62.2%            58.0%
   80    $7,754,091   Fee          2006         N/A        98%   2/27/2007   $12,800,000            66.4%            60.6%


   90    $8,000,000   Fee          1998         N/A       100%   3/31/2007   $13,800,000            58.0%            58.0%
   99    $6,011,093   Fee          2006         N/A        89%   4/30/2007    $8,960,000            76.5%            67.1%
  105    $5,517,645                                                           $7,900,000            77.8%            69.8%
105.1    $2,041,080   Fee          1982         N/A        86%   3/31/2007    $2,800,000
105.2    $1,682,209   Fee          1980         N/A       100%   3/31/2007    $2,350,000
105.3    $1,794,356   Fee          1984         N/A       100%   3/31/2007    $2,750,000
  108    $6,000,000   Fee          1991        2002       100%   3/1/2007    $10,500,000            57.1%            57.1%
  113    $4,742,323   Fee          1991        2006        99%   3/6/2007     $8,500,000            65.8%            55.8%
  120    $4,447,461   Fee          1967        1997        94%   3/13/2007   $11,300,000            46.8%            39.4%
  124    $3,963,471   Fee          2004         N/A       100%   2/22/2007    $7,700,000            66.5%            51.5%
  125    $5,000,000   Fee          1991         N/A       100%   3/1/2007     $7,770,000            64.4%            64.4%
  126    $4,272,286   Fee          1966        2005        98%   5/1/2007     $8,100,000            61.7%            52.7%
  134    $4,332,329   Fee          2003         N/A        95%   3/6/2007     $7,400,000            64.9%            58.5%
  143    $4,122,369   Fee          2007         N/A       100%   3/31/2007    $6,800,000            65.0%            60.6%
  148    $3,745,471   Fee          1974        1992       100%   1/1/2007     $5,950,000            69.7%            62.9%
  152    $3,245,403   Fee          2007         N/A       100%   3/26/2007    $5,300,000            72.6%            61.2%
  155    $2,944,412   Fee          1978        1994        88%   3/29/2007    $5,200,000            67.2%            56.6%
  168    $2,890,486   Fee          1999         N/A       100%   6/1/2007     $4,125,000            75.2%            70.1%
  171    $2,527,359   Fee          2006         N/A       100%   5/4/2007     $4,000,000            75.0%            63.2%
  176    $2,644,040   Fee          1985         N/A       100%   3/26/2007    $4,450,000            66.0%            59.4%
  179    $2,609,683   Fee          2006         N/A       100%   2/23/2007    $4,100,000            68.3%            63.7%
  189    $2,235,652   Fee          1967        2005       100%   2/28/2007    $6,380,000            37.6%            35.0%
  202      $930,575   Leasehold    2001         N/A        87%   4/25/2007    $6,850,000            31.0%            13.6%



#       EGI          Expenses     NOI          Period Ending   EGI          Expenses     NOI          Period Ending
-----   ----------   ----------   ----------   -------------   ----------   ----------   ----------   -------------
   12   $4,098,705     $733,114   $3,365,591   12/31/2006      $3,649,638     $555,264   $3,094,374   12/31/2005
   22   $4,985,937   $2,148,131   $2,837,806   2/28/2007       $4,906,311   $2,139,595   $2,766,716   12/31/2006
   45   $1,770,420     $805,602     $964,818   11/30/2006      $1,522,211     $612,483     $909,728   12/31/2005
   69          N/A          N/A          N/A   N/A                    N/A          N/A          N/A   N/A
   70          N/A          N/A          N/A   N/A                    N/A          N/A          N/A   N/A
   74     $842,211     $299,932     $542,279   12/31/2006             N/A          N/A          N/A   N/A
   75     $927,582     $549,384     $378,198   2/28/2007       $1,138,527     $232,835     $905,692   12/31/2006
   80     $582,637     $286,806     $295,831   2/28/2007              N/A          N/A          N/A   N/A


   90          N/A          N/A          N/A   N/A                    N/A          N/A          N/A   N/A
   99          N/A          N/A          N/A   N/A                    N/A          N/A          N/A   N/A
  105
105.1     $517,159     $250,880     $266,279   12/31/2006        $432,729     $269,794     $162,935   12/31/2005
105.2     $477,278     $275,798     $201,480   12/31/2006        $450,354     $213,785     $236,569   12/31/2005
105.3     $527,534     $343,126     $184,408   12/31/2006        $518,255     $315,196     $203,059   12/31/2005
  108          N/A          N/A          N/A   N/A                    N/A          N/A          N/A   N/A
  113   $1,350,843     $542,322     $808,521   12/31/2006      $1,107,396     $455,724     $651,672   12/31/2005
  120   $1,941,848   $1,268,939     $672,909   12/31/2006      $1,938,042   $1,251,619     $686,423   12/31/2005
  124          N/A          N/A          N/A   N/A                    N/A          N/A          N/A   N/A
  125          N/A          N/A          N/A   N/A                    N/A          N/A          N/A   N/A
  126     $768,025     $243,890     $524,135   12/31/2006        $752,115     $210,683     $541,432   12/31/2005
  134     $611,714     $167,798     $443,916   12/31/2006        $564,384     $140,357     $424,028   12/31/2005
  143          N/A          N/A          N/A   N/A                    N/A          N/A          N/A   N/A
  148          N/A          N/A          N/A   N/A                    N/A          N/A          N/A   N/A
  152          N/A          N/A          N/A   N/A                    N/A          N/A          N/A   N/A
  155     $644,903     $246,394     $398,509   12/31/2006        $659,820     $252,647     $407,173   10/31/2005
  168     $247,500          N/A     $247,500   12/31/2006        $247,500          N/A     $247,500   12/31/2005
  171     $457,130     $188,440     $268,690   7/11/2006              N/A          N/A          N/A   N/A
  176     $265,190      $62,836     $202,353   12/31/2006             N/A          N/A          N/A   N/A
  179          N/A          N/A          N/A   N/A                    N/A          N/A          N/A   N/A
  189     $398,928      $61,312     $337,616   12/31/2006        $356,633      $52,810     $303,823   12/31/2005
  202     $891,690     $311,178     $580,512   12/31/2006        $829,991     $309,369     $520,622   12/31/2005



#       EGI          Expenses     NOI          Period Ending   EGI          Expenses     NOI          NCF (5)      DSCR (6)
-----   ----------   ----------   ----------   -------------   ----------   ----------   ----------   ----------   --------
   12   $3,271,122     $636,253   $2,634,869   12/31/2004      $4,891,854   $1,368,072   $3,523,782   $3,386,857   1.35x
   22   $4,407,938   $1,901,018   $2,506,920   12/31/2005      $5,040,775   $2,149,765   $2,891,010   $2,810,710   1.51x
   45   $1,478,939     $595,105     $883,834   12/31/2004      $2,260,436     $774,255   $1,486,181   $1,281,204   1.27x
   69          N/A          N/A          N/A   N/A             $1,446,267     $457,077     $989,190     $901,271   1.24x
   70          N/A          N/A          N/A   N/A             $1,213,025     $355,443     $857,582     $819,971   1.20x
   74          N/A          N/A          N/A   N/A             $1,161,698     $329,769     $831,929     $780,974   1.21x
   75   $1,091,346     $264,569     $826,777   12/31/2005      $1,088,450     $255,330     $833,120     $798,938   1.29x
   80          N/A          N/A          N/A   N/A             $1,052,126     $332,490     $719,636     $707,436   1.20x


   90          N/A          N/A          N/A   N/A             $1,018,636     $264,059     $754,577     $671,846   1.46x
   99          N/A          N/A          N/A   N/A             $1,010,580     $335,550     $675,030     $610,264   1.30x
  105                                                          $1,513,869     $868,543     $645,326     $539,823   1.27x
105.1     $392,592     $233,254     $159,338   12/31/2004        $516,662     $250,062     $266,599     $227,757
105.2     $443,073     $201,197     $241,876   12/31/2004        $484,406     $275,846     $208,560     $173,533
105.3     $591,430     $309,828     $281,602   12/31/2004        $512,802     $342,635     $170,167     $138,533
  108          N/A          N/A          N/A   N/A               $798,464     $219,954     $578,510     $536,178   1.55x
  113   $1,048,370     $420,671     $627,699   12/31/2004      $1,229,266     $597,426     $631,840     $524,840   1.31x
  120   $1,934,920   $1,174,819     $760,101   12/31/2004      $1,943,167   $1,263,216     $679,951     $619,831   1.69x
  124          N/A          N/A          N/A   N/A               $830,006     $230,672     $599,334     $553,722   1.40x
  125          N/A          N/A          N/A   N/A               $611,511     $125,296     $486,215     $444,935   1.55x
  126     $693,980     $188,730     $505,250   12/31/2004        $822,902     $252,754     $570,148     $504,599   1.37x
  134     $524,844     $176,631     $348,213   12/31/2004        $642,424     $242,604     $399,820     $388,620   1.13x
  143          N/A          N/A          N/A   N/A               $685,864     $227,575     $458,289     $436,828   1.41x
  148          N/A          N/A          N/A   N/A               $562,828     $173,605     $389,223     $363,558   1.23x
  152          N/A          N/A          N/A   N/A               $330,634       $9,919     $320,715     $318,492   1.18x
  155     $645,461     $256,203     $389,258   10/31/2004        $668,276     $251,344     $416,932     $365,816   1.50x
  168     $247,500          N/A     $247,500   12/31/2004        $278,080       $5,562     $272,518     $272,518   1.25x
  171          N/A          N/A          N/A   N/A               $394,091     $128,950     $265,141     $253,838   1.21x
  176          N/A          N/A          N/A   N/A               $375,421     $108,394     $267,027     $248,180   1.20x
  179          N/A          N/A          N/A   N/A               $434,421     $145,704     $288,719     $275,506   1.41x
  189          N/A          N/A          N/A   N/A               $410,351     $125,197     $285,154     $257,481   1.54x
  202          N/A          N/A          N/A   N/A               $854,666     $364,249     $490,417     $482,496   2.30x


                      Contractual                      Annual      U/W
#       Origination   Reserve/FF&E (7)   Origination   LC&TI (7)   Reserve/FF&E   LC&TI      Escrows (7)   Term
-----   -----------   ----------------   -----------   ---------   ------------   --------   -----------   ----
   12            $0                 $0            $0          $0        $23,756   $113,169   None           120
   22            $0                 $0            $0          $0        $80,300         $0   None            60
   45            $0                 $0        $9,600    $115,200        $33,940   $171,037   Both            36
   69            $0            $13,440            $0          $0        $10,112    $77,807   Insurance        0
   70            $0                 $0            $0          $0         $8,452    $29,159   Both             0
   74            $0                 $0            $0          $0         $7,112    $43,843   Both            24
   75            $0                 $0            $0          $0         $7,516    $26,666   None            60
   80            $0                 $0            $0          $0        $12,200         $0   Both            12


   90            $0                 $0            $0          $0        $15,645    $67,086   None            84
   99            $0            $11,850        $4,850     $58,200         $8,780    $55,986   Both            24
  105            $0                 $0      $150,000     $50,000        $16,465    $89,038   Tax             36
105.1                                                                    $5,283    $33,559
105.2                                                                    $4,348    $30,679
105.3                                                                    $6,834    $24,800
  108            $0                 $0            $0          $0         $9,243    $33,089   None            84
  113            $0                 $0            $0          $0        $33,841    $73,159   None             0
  120            $0            $60,000            $0          $0        $60,120         $0   Both             0
  124            $0             $9,055            $0          $0         $9,140    $36,472   None             0
  125            $0                 $0            $0          $0        $14,880    $26,400   None            84
  126            $0            $12,101      $158,000          $0        $12,101    $53,448   Both             0
  134            $0            $12,000            $0          $0        $11,200         $0   Tax             36
  143            $0                 $0            $0          $0         $5,284    $16,177   None            60
  148            $0                 $0            $0          $0         $9,606    $16,059   None            36
  152       $10,000                 $0            $0          $0         $2,223         $0   None             0
  155            $0                 $0            $0          $0        $12,873    $38,243   Both             0
  168            $0                 $0            $0          $0             $0         $0   None            60
  171            $0             $3,870            $0          $0         $3,870     $7,433   None             0
  176      $143,688             $4,489            $0     $20,004         $4,489    $14,358   Tax             36
  179            $0            $12,000            $0          $0         $3,226     $9,987   None            60
  189            $0                 $0            $0          $0         $6,358    $21,315   None            60
  202            $0                 $0            $0          $0         $7,921         $0   Both             0



#       Term            Term (1)        Maturity (9)   Maturity (1) (9)   Rate      (30/360 / Actual/360)   Payment (8)
-----   -------------   -------------   ------------   ----------------   ------    ---------------------   -----------
   12   Interest Only   Interest Only            120                118   5.5400%   Actual/360                 $208,295
   22             360             360             84                 83   5.5900%   Actual/360                 $154,831
   45             360             360            120                115   5.6600%   Actual/360                  $83,791
   69             360             357            120                117   6.4400%   Actual/360                  $60,677
   70             360             358            120                118   5.9200%   Actual/360                  $56,767
   74             360             360             84                 84   5.7900%   Actual/360                  $53,923
   75             360             360            120                119   5.6700%   Actual/360                  $51,487
   80             420             420            120                118   6.1200%   Actual/360                  $49,153


   90   Interest Only   Interest Only             84                 83   5.7500%   30/360                      $38,333
   99             360             360            120                119   5.5700%   Actual/360                  $39,195
  105             360             360            120                119   5.6300%   Actual/360                  $35,422
105.1
105.2
105.3
  108   Interest Only   Interest Only             84                 83   5.7500%   30/360                      $28,750
  113             360             359            120                119   5.9400%   Actual/360                  $33,359
  120             360             358            120                118   5.6400%   Actual/360                  $30,560
  124             300             299            120                119   5.9500%   Actual/360                  $32,864
  125   Interest Only   Interest Only             84                 83   5.7500%   30/360                      $23,958
  126             360             360            120                120   6.2500%   Actual/360                  $30,786
  134             360             360            120                119   5.9300%   Actual/360                  $28,563
  143             360             360            120                120   5.7800%   Actual/360                  $25,878
  148             360             360            120                118   5.9300%   Actual/360                  $24,695
  152             360             360            120                120   5.7900%   Actual/360                  $22,565
  155             360             359            120                119   5.7200%   Actual/360                  $20,358
  168             360             360            120                118   5.7600%   Actual/360                  $18,110
  171             360             360            120                120   5.7700%   Actual/360                  $17,545
  176             360             360            120                119   5.8000%   Actual/360                  $17,233
  179             360             360            120                118   5.7300%   Actual/360                  $16,304
  189             360             360            120                118   5.6900%   Actual/360                  $13,914
  202             180             180            120                120   5.5900%   Actual/360                  $17,465

                                                                                                   Original   Original
                                                                                        Original   Yield      Prepayment
#       Date       Date       ARD (10)   Seasoning (1)   as of Origination (11)         (Months)   (Months)   (Months)
-----   --------   --------   --------   -------------   ----------------------   ---   --------   --------   ----------
   12   5/1/2007   4/1/2017   N/A                    2   YM1/116_0.0%/4                        0        116            0
   22   6/1/2007   5/1/2014   N/A                    1   Lock/59_0.0%/25                      59          0            0
   45   2/1/2007   1/1/2017   N/A                    5   Lock/116_0.0%/4                     116          0            0
   69   4/1/2007   3/1/2017   N/A                    3   Lock/83_0.0%/37                      83          0            0
   70   5/1/2007   4/1/2017   N/A                    2   YM1/116_0.0%/4                        0        116            0
   74   7/1/2007   6/1/2014   N/A                    0   Lock/80_0.0%/4           (28)        80          0            0
   75   6/1/2007   5/1/2037   5/1/2017               1   YM1/116_0.0%/4                        0        116            0
   80   5/1/2007   4/1/2017   N/A                    2   Lock/59_0.0%/61                      59          0            0


   90   6/1/2007   5/1/2014   N/A                    1   Lock/1_YM1/58_0.0%/25                 1         58            0
   99   6/1/2007   5/1/2017   N/A                    1   YM5/116_0.0%/4                        0        116            0
  105   6/1/2007   5/1/2017   N/A                    1   YM1/116_0.0%/4           (30)         0        116            0
105.1
105.2
105.3
  108   6/1/2007   5/1/2014   N/A                    1   Lock/1_YM1/58_0.0%/25                 1         58            0
  113   6/1/2007   5/1/2017   N/A                    1   Lock/35_YM1/81_0.0%/4                35         81            0
  120   5/1/2007   4/1/2017   N/A                    2   Lock/116_0.0%/4                     116          0            0
  124   6/1/2007   5/1/2017   N/A                    1   Lock/118_0.0%/2                     118          0            0
  125   6/1/2007   5/1/2014   N/A                    1   Lock/1_YM1/58_0.0%/25                 1         58            0
  126   7/1/2007   6/1/2017   N/A                    0   YM1/114_0.0%/6                        0        114            0
  134   6/1/2007   5/1/2017   N/A                    1   Lock/116_0.0%/4                     116          0            0
  143   7/1/2007   6/1/2037   6/1/2017               0   YM1/116_0.0%/4                        0        116            0
  148   5/1/2007   4/1/2037   4/1/2017               2   Lock/116_0.0%/4                     116          0            0
  152   7/1/2007   6/1/2037   6/1/2017               0   Lock/116_0.0%/4                     116          0            0
  155   6/1/2007   5/1/2017   N/A                    1   Lock/116_0.0%/4                     116          0            0
  168   5/1/2007   4/1/2017   N/A                    2   Lock/116_0.0%/4                     116          0            0
  171   7/1/2007   6/1/2037   6/1/2017               0   Lock/116_0.0%/4                     116          0            0
  176   6/1/2007   5/1/2017   N/A                    1   Lock/116_0.0%/4                     116          0            0
  179   5/1/2007   4/1/2037   4/1/2017               2   YM1/116_0.0%/4                        0        116            0
  189   5/1/2007   4/1/2017   N/A                    2   Lock/113_0.0%/7                     113          0            0
  202   7/1/2007   6/1/2017   N/A                    0   Lock/116_0.0%/4                     116          0            0


        Original                                 Yield      Prepayment
#       (Months)   Defeasance (12)   Date        Date       Date         Spread   Fees       Pays                   Elevators
-----   --------   ---------------   ---------   --------   ----------   ------   -------    --------------------   ---------
   12          4   No                N/A         1/1/2017   N/A          T-Flat   0.05084%   N/A                          N/A
   22         25   Yes               5/1/2012    N/A        N/A          N/A      0.05084%   Electric/Gas/Sewer             0
   45          4   Yes               10/1/2016   N/A        N/A          N/A      0.05084%   N/A                          N/A
   69         37   Yes               3/1/2014    N/A        N/A          N/A      0.05084%   N/A                          N/A
   70          4   No                N/A         1/1/2017   N/A          T-Flat   0.10084%   N/A                          N/A
   74          4   Yes               3/1/2014    N/A        N/A          N/A      0.05084%   N/A                          N/A
   75          4   No                N/A         2/1/2017   N/A          T-Flat   0.10084%   N/A                          N/A
   80         61   Yes               4/1/2012    N/A        N/A          N/A      0.05084%   Electric/Gas                   1


   90         25   No                7/1/2007    5/1/2012   N/A          T-Flat   0.05084%   N/A                          N/A
   99          4   No                N/A         2/1/2017   N/A          T-Flat   0.10084%   N/A                          N/A
  105          4   No                N/A         2/1/2017   N/A          T-Flat   0.05084%
105.1                                                                                        N/A                          N/A
105.2                                                                                        N/A                          N/A
105.3                                                                                        N/A                          N/A
  108         25   No                7/1/2007    5/1/2012   N/A          T-Flat   0.05084%   N/A                          N/A
  113          4   No                5/1/2010    2/1/2017   N/A          T-Flat   0.05084%   N/A                          N/A
  120          4   Yes               1/1/2017    N/A        N/A          N/A      0.05084%   Electric                       0
  124          2   Yes               4/1/2017    N/A        N/A          N/A      0.05084%   N/A                          N/A
  125         25   No                7/1/2007    5/1/2012   N/A          T-Flat   0.05084%   N/A                          N/A
  126          6   No                N/A         1/1/2017   N/A          T-Flat   0.05084%   N/A                          N/A
  134          4   Yes               2/1/2017    N/A        N/A          N/A      0.05084%   Electric/Water/Sewer           0
  143          4   No                N/A         3/1/2017   N/A          T-Flat   0.05084%   N/A                          N/A
  148          4   Yes               1/1/2017    N/A        N/A          N/A      0.10084%   N/A                          N/A
  152          4   Yes               3/1/2017    N/A        N/A          N/A      0.10084%   N/A                          N/A
  155          4   Yes               2/1/2017    N/A        N/A          N/A      0.05084%   N/A                          N/A
  168          4   Yes               1/1/2017    N/A        N/A          N/A      0.10084%   N/A                          N/A
  171          4   Yes               3/1/2017    N/A        N/A          N/A      0.05084%   N/A                          N/A
  176          4   Yes               2/1/2017    N/A        N/A          N/A      0.05084%   N/A                          N/A
  179          4   No                N/A         1/1/2017   N/A          T-Flat   0.05084%   N/A                          N/A
  189          7   Yes               10/1/2016   N/A        N/A          N/A      0.05084%   N/A                          N/A
  202          4   Yes               3/1/2017    N/A        N/A          N/A      0.05084%   N/A                          N/A



#       Units   Avg. Rent   Max. Rent   Units   Avg. Rent   Max. Rent   Units   Avg. Rent   Max. Rent   Units   Avg. Rent
-----   -----   ---------   ---------   -----   ---------   ---------   -----   ---------   ---------   -----   ---------
   12     N/A         N/A         N/A     N/A         N/A         N/A     N/A         N/A         N/A     N/A         N/A
   22     N/A         N/A         N/A      40        $945      $1,009     136        $584        $599      90        $549
   45     N/A         N/A         N/A     N/A         N/A         N/A     N/A         N/A         N/A     N/A         N/A
   69     N/A         N/A         N/A     N/A         N/A         N/A     N/A         N/A         N/A     N/A         N/A
   70     N/A         N/A         N/A     N/A         N/A         N/A     N/A         N/A         N/A     N/A         N/A
   74     N/A         N/A         N/A     N/A         N/A         N/A     N/A         N/A         N/A     N/A         N/A
   75     N/A         N/A         N/A     N/A         N/A         N/A     N/A         N/A         N/A     N/A         N/A
   80       6        $865        $905      25        $989      $1,150      30      $1,269      $1,695     N/A         N/A


   90     N/A         N/A         N/A     N/A         N/A         N/A     N/A         N/A         N/A     N/A         N/A
   99     N/A         N/A         N/A     N/A         N/A         N/A     N/A         N/A         N/A     N/A         N/A
  105
105.1     N/A         N/A         N/A     N/A         N/A         N/A     N/A         N/A         N/A     N/A         N/A
105.2     N/A         N/A         N/A     N/A         N/A         N/A     N/A         N/A         N/A     N/A         N/A
105.3     N/A         N/A         N/A     N/A         N/A         N/A     N/A         N/A         N/A     N/A         N/A
  108     N/A         N/A         N/A     N/A         N/A         N/A     N/A         N/A         N/A     N/A         N/A
  113     N/A         N/A         N/A     N/A         N/A         N/A     N/A         N/A         N/A     N/A         N/A
  120       4        $553        $555     152        $676        $780      84        $825        $895     N/A         N/A
  124     N/A         N/A         N/A     N/A         N/A         N/A     N/A         N/A         N/A     N/A         N/A
  125     N/A         N/A         N/A     N/A         N/A         N/A     N/A         N/A         N/A     N/A         N/A
  126     N/A         N/A         N/A     N/A         N/A         N/A     N/A         N/A         N/A     N/A         N/A
  134     N/A         N/A         N/A      42        $847      $1,200      14      $1,150      $1,250     N/A         N/A
  143     N/A         N/A         N/A     N/A         N/A         N/A     N/A         N/A         N/A     N/A         N/A
  148     N/A         N/A         N/A     N/A         N/A         N/A     N/A         N/A         N/A     N/A         N/A
  152     N/A         N/A         N/A     N/A         N/A         N/A     N/A         N/A         N/A     N/A         N/A
  155     N/A         N/A         N/A     N/A         N/A         N/A     N/A         N/A         N/A     N/A         N/A
  168     N/A         N/A         N/A     N/A         N/A         N/A     N/A         N/A         N/A     N/A         N/A
  171     N/A         N/A         N/A     N/A         N/A         N/A     N/A         N/A         N/A     N/A         N/A
  176     N/A         N/A         N/A     N/A         N/A         N/A     N/A         N/A         N/A     N/A         N/A
  179     N/A         N/A         N/A     N/A         N/A         N/A     N/A         N/A         N/A     N/A         N/A
  189     N/A         N/A         N/A     N/A         N/A         N/A     N/A         N/A         N/A     N/A         N/A
  202     N/A         N/A         N/A     N/A         N/A         N/A     N/A         N/A         N/A     N/A         N/A



#       Max. Rent   Units   Avg. Rent   Max. Rent   Name                                         Sq. Ft.   Expiration Date
-----   ---------   -----   ---------   ---------   ------------------------------------------   -------   ---------------
   12         N/A     N/A         N/A         N/A   Nordstrom Inc.                                32,000   4/30/2012
   22        $569     464        $518        $599   N/A                                              N/A   N/A
   45         N/A     N/A         N/A         N/A   Chart Inc.                                    29,158   6/30/2011
   69         N/A     N/A         N/A         N/A   Public Hospital District                      24,934   11/30/2016
   70         N/A     N/A         N/A         N/A   Claremont Museum of Art                        7,252   2/28/2012
   74         N/A     N/A         N/A         N/A   Highline Medical Enterprises                   7,599   5/31/2010
   75         N/A     N/A         N/A         N/A   Circuit City                                  33,790   1/31/2019
   80         N/A     N/A         N/A         N/A   1 Earth 1 Design                               2,965   11/30/2011


   90         N/A     N/A         N/A         N/A   Dunn Edwards Corporation                      70,315   11/30/2011
   99         N/A     N/A         N/A         N/A   Whitten, Nelson, Mcguire, Terry & Roselius    19,327   6/30/2016
  105
105.1         N/A     N/A         N/A         N/A   Fieldstone Mortgage Company                    5,545   8/31/2008
105.2         N/A     N/A         N/A         N/A   Uhlig Communications, Inc.                    21,741   3/31/2009
105.3         N/A     N/A         N/A         N/A   Data Systems International                    29,651   9/30/2007
  108         N/A     N/A         N/A         N/A   General Monitors, Inc.                        61,622   11/30/2016
  113         N/A     N/A         N/A         N/A   Winn Dixie                                    44,000   5/22/2011
  120         N/A     N/A         N/A         N/A   N/A                                              N/A   N/A
  124         N/A     N/A         N/A         N/A   SPG Washington Square, LLC                    45,700   4/30/2020
  125         N/A     N/A         N/A         N/A   D & K Engineering, Inc.                       48,000   12/14/2011
  126         N/A     N/A         N/A         N/A   Orlando Vineyard Community Church              9,500   5/31/2009
  134         N/A     N/A         N/A         N/A   N/A                                              N/A   N/A
  143         N/A     N/A         N/A         N/A   Suncoast Roofers Supply                       52,844   4/30/2017
  148         N/A     N/A         N/A         N/A   Wachovia Bank, NA                             47,094   12/31/2012
  152         N/A     N/A         N/A         N/A   Walgreens                                     14,820   3/31/2082
  155         N/A     N/A         N/A         N/A   US Bank                                       10,689   12/31/2009
  168         N/A     N/A         N/A         N/A   Ground Lease - Strip Space & Ralph Lauren    348,044   1/15/2029
  171         N/A     N/A         N/A         N/A   Northern Tool                                 25,800   1/31/2022
  176         N/A     N/A         N/A         N/A   Safelite Group, Inc.                          10,400   1/31/2012
  179         N/A     N/A         N/A         N/A   Suncoast Roofers Supply                       32,257   10/31/2016
  189         N/A     N/A         N/A         N/A   W.W. Grainger                                 45,411   6/30/2011
  202         N/A     N/A         N/A         N/A   N/A                                              N/A   N/A



#       Name                            Sq. Ft.   Expiration Date   Name                              Sq. Ft.
-----   -----------------------------   -------   ---------------   -------------------------------   -------
   12   Homegoods, Inc.                  25,000   6/30/2013         Barnes & Noble                     25,000
   22   N/A                                 N/A   N/A               N/A                                   N/A
   45   McLeod USA                       25,649   7/31/2008         Newpark Resources, Inc.            16,844
   69   Pacific Northwest Cardiology     12,104   10/31/2021        N/A                                   N/A
   70   Michael A. Bollinger              5,003   2/28/2012         Walid Halik                         3,500
   74   Highline Medical Center           5,861   4/30/2010         Highline Sleep Disorder Center      4,718
   75   N/A                                 N/A   N/A               N/A                                   N/A
   80   Edward D. Jones                     888   2/28/2012         N/A                                   N/A


   90   Seltzer Companies, Inc.          33,983   12/31/2007        N/A                                   N/A
   99   Advance Brands, LLC               8,245   10/31/2011        Wachovia Securities, LLC            7,791
  105
105.1   Kansas City Psychiatric, P.C.     3,707   4/30/2011         Insurance Management                2,856
105.2   N/A                                 N/A   N/A               N/A                                   N/A
105.3   N/A                                 N/A   N/A               N/A                                   N/A
  108   N/A                                 N/A   N/A               N/A                                   N/A
  113   Rainbow Apparel                  12,000   1/31/2010         Foot Locker                         6,720
  120   N/A                                 N/A   N/A               N/A                                   N/A
  124   N/A                                 N/A   N/A               N/A                                   N/A
  125   N/A                                 N/A   N/A               N/A                                   N/A
  126   Jones, Wood & Gentry, Inc.        8,283   10/31/2007        Eye Care Centers of America         8,000
  134   N/A                                 N/A   N/A               N/A                                   N/A
  143   N/A                                 N/A   N/A               N/A                                   N/A
  148   N/A                                 N/A   N/A               N/A                                   N/A
  152   N/A                                 N/A   N/A               N/A                                   N/A
  155   Park Towne Dev. Corp.             4,288   4/30/2019         Southern Care Hospice               3,200
  168   N/A                                 N/A   N/A               N/A                                   N/A
  171   N/A                                 N/A   N/A               N/A                                   N/A
  176   Dollar Outlet Plus                9,800   3/31/2017         Kelly-Moore Paint Company, Inc.     9,726
  179   N/A                                 N/A   N/A               N/A                                   N/A
  189   N/A                                 N/A   N/A               N/A                                   N/A
  202   N/A                                 N/A   N/A               N/A                                   N/A



#       Expiration Date   Reserve
-----   ---------------   ----------
   12   6/30/2012                 $0
   22   N/A                       $0
   45   2/28/2014           $190,899
   69   N/A                 $500,000
   70   3/1/2017             $51,000
   74   5/31/2010           $285,370
   75   N/A                       $0
   80   N/A               $1,400,000


   90   N/A                       $0
   99   6/1/2013            $105,175
  105                             $0
105.1   11/30/2010
105.2   N/A
105.3   N/A
  108   N/A                       $0
  113   1/31/2008            $31,500
  120   N/A                       $0
  124   N/A                       $0
  125   N/A                       $0
  126   7/31/2012                 $0
  134   N/A                       $0
  143   N/A                       $0
  148   N/A                       $0
  152   N/A                  $55,116
  155   5/31/2011                 $0
  168   N/A                       $0
  171   N/A                  $49,810
  176   5/31/2009                 $0
  179   N/A                       $0
  189   N/A                       $0
  202   N/A                       $0



#       Description                                                                Reserve   Description
-----   ------------------------------------------------------------------------   -------   -----------
   12   N/A                                                                             $0   N/A
   22   N/A                                                                             $0   N/A
   45   Rental Reserve                                                                  $0   N/A
   69   Holdback Escrow for TILC                                                        $0   N/A
   70   Lease Up Escrow                                                                 $0   N/A
   74   Occupancy Escrow                                                                $0   N/A
   75   N/A                                                                             $0   N/A
   80   Lease Up Escrow                                                                 $0   N/A


   90   N/A                                                                             $0   N/A
   99   Rent Escrow Wachovia $25,000.00, Rent Escrow Unfinished Space $80,175.00        $0   N/A
  105   N/A                                                                             $0   N/A
105.1
105.2
105.3
  108   N/A                                                                             $0   N/A
  113   Escrow Holdback for Tenant Improvements                                         $0   N/A
  120   N/A                                                                             $0   N/A
  124   N/A                                                                             $0   N/A
  125   N/A                                                                             $0   N/A
  126   N/A                                                                             $0   N/A
  134   N/A                                                                             $0   N/A
  143   N/A                                                                             $0   N/A
  148   N/A                                                                             $0   N/A
  152   Holdback Escrow                                                                 $0   N/A
  155   N/A                                                                             $0   N/A
  168   N/A                                                                             $0   N/A
  171   Holdback Escrow                                                                 $0   N/A
  176   N/A                                                                             $0   N/A
  179   N/A                                                                             $0   N/A
  189   N/A                                                                             $0   N/A
  202   N/A                                                                             $0   N/A



#       Credit   Description   Reserve   Description   Amount       Event Date
-----   ------   -----------   -------   -----------   ----------   ----------
   12       $0   N/A                $0   N/A                  N/A   N/A
   22       $0   N/A                $0   N/A                  N/A   N/A
   45       $0   N/A                $0   N/A                  N/A   N/A
   69       $0   N/A                $0   N/A             $500,000   2/19/2010
   70       $0   N/A                $0   N/A                  N/A   N/A
   74       $0   N/A                $0   N/A                  N/A   N/A
   75       $0   N/A                $0   N/A                  N/A   N/A
   80       $0   N/A                $0   N/A           $1,400,000   3/22/2010


   90       $0   N/A                $0   N/A                  N/A   N/A
   99       $0   N/A                $0   N/A                  N/A   N/A
  105       $0   N/A                $0   N/A                  N/A   N/A
105.1
105.2
105.3
  108       $0   N/A                $0   N/A                  N/A   N/A
  113       $0   N/A                $0   N/A                  N/A   N/A
  120       $0   N/A                $0   N/A                  N/A   N/A
  124       $0   N/A                $0   N/A                  N/A   N/A
  125       $0   N/A                $0   N/A                  N/A   N/A
  126       $0   N/A                $0   N/A                  N/A   N/A
  134       $0   N/A                $0   N/A                  N/A   N/A
  143       $0   N/A                $0   N/A                  N/A   N/A
  148       $0   N/A                $0   N/A                  N/A   N/A
  152       $0   N/A                $0   N/A                  N/A   N/A
  155       $0   N/A                $0   N/A                  N/A   N/A
  168       $0   N/A                $0   N/A                  N/A   N/A
  171       $0   N/A                $0   N/A                  N/A   N/A
  176       $0   N/A                $0   N/A                  N/A   N/A
  179       $0   N/A                $0   N/A                  N/A   N/A
  189       $0   N/A                $0   N/A                  N/A   N/A
  202       $0   N/A                $0   N/A                  N/A   N/A



#       Description
-----   -----------------------------------------------------------------------------------------
   12   N/A
   22   N/A
   45   N/A
   69   If property is fully leased within 36 months, the escrow will be released to the borrower
   70   N/A
   74   N/A
   75   N/A
   80   Within 36 months, borrower must provide trailing 3-month operating statement reflecting a minimum annualized NOI of $707,436 and an EGI of $1,052,126 based on an occupancy of no more than 95%
   90   N/A
   99   N/A
  105   N/A
105.1
105.2
105.3
  108   N/A
  113   N/A
  120   N/A
  124   N/A
  125   N/A
  126   N/A
  134   N/A
  143   N/A
  148   N/A
  152   N/A
  155   N/A
  168   N/A
  171   N/A
  176   N/A
  179   N/A
  189   N/A
  202   N/A



#       Secondary Financing   Secured Secondary Financing                          Lock Box    Reserve
-----   -------------------   --------------------------------------------------   ---------   -------
   12                   N/A   N/A                                                  Springing        $0
   22                   N/A   N/A                                                  N/A              $0
   45            $3,716,250   Mezzanine Debt                                       N/A              $0
   69                   N/A   N/A                                                  Hard         $1,120
   70                   N/A   N/A                                                  N/A              $0
   74              $600,000   Secured Note -CBA - Mezzanine Capital Finance, LLC   Springing        $0
   75                   N/A   N/A                                                  Hard             $0
   80                   N/A   N/A                                                  N/A              $0


   90                   N/A   N/A                                                  N/A              $0
   99                   N/A   N/A                                                  Springing      $988
  105                   N/A   N/A                                                  N/A              $0
105.1
105.2
105.3
  108                   N/A   N/A                                                  N/A              $0
  113                   N/A   N/A                                                  Springing        $0
  120                   N/A   N/A                                                  N/A          $5,000
  124                   N/A   N/A                                                  Hard           $755
  125                   N/A   N/A                                                  N/A              $0
  126                   N/A   N/A                                                  N/A          $1,008
  134              $800,000   Secured Subordinate Debt                             N/A          $1,000
  143                   N/A   N/A                                                  Springing        $0
  148                   N/A   N/A                                                  Hard             $0
  152                   N/A   N/A                                                  Hard             $0
  155                   N/A   N/A                                                  N/A              $0
  168                   N/A   N/A                                                  N/A              $0
  171                   N/A   N/A                                                  Hard           $323
  176                   N/A   N/A                                                  Springing      $374
  179                   N/A   N/A                                                  Springing    $1,000
  189                   N/A   N/A                                                  Springing        $0
  202                   N/A   N/A                                                  N/A              $0

                                                                    SCHEDULE III


                   MORTGAGE LOANS CONSTITUTING MORTGAGE GROUPS

                                      None

                                                                     SCHEDULE IV


                         MORTGAGE LOANS WITH LOST NOTES


                                     [None]

                                                                      SCHEDULE V


                             EXCEPTIONS TO SELLER'S
                         REPRESENTATIONS AND WARRANTIES

            Reference is made to the Representations and Warranties set forth in Exhibit A attached hereto corresponding to the paragraph numbers set forth below:


                                EXCEPTION REPORT
                                  CSMC 2007-C3

Exception to Representation (iv):
---------------------------------

Correspondent Fees are payable with respect to the following Mortgage Loans:

10032836    Fortuna Walgreens
10032976    Circuit City
10033843    Wachovia Operations Center
10034094    Carolina Premium Outlet Site
10034172    The Packing House
10034304    Fisher Hall Office

Exception to Representation (xx)
--------------------------------

Correspondent Fees are payable with respect to the following Mortgage Loans:

10032836    Fortuna Walgreens
10032976    Circuit City
10033843    Wachovia Operations Center
10034094    Carolina Premium Outlet Site
10034172    The Packing House
10034304    Fisher Hall Office

Exception to Representation (xxiii)
-----------------------------------

The insurer that issued the fire and extended perils insurance policy is either not rated by S & P or has an S & P rating of less than "A-":

Loan No. 10032222/Northern Tool
Loan No. 10032548/Gammon Place
Loan No. 10033442/Sarasota Warehouse
Loan No. 10034971/Baker Fairview

With respect to Loan No. 10032836/Fortuna Walgreens, the sole tenant self insures.

Exception to Representation (xxvii):
------------------------------------

With respect to Loan No. 10033630/Dolphin Plaza Shopping Center, the Phase I Environmental Site Assessment dated March 2007 indicated that a dry cleaner previously operating on the Mortgaged Property reported a release to the Florida Department of Environmental Protection, and the dry cleaner was entered into the Florida Dry Cleaner Solvent Cleanup Program, which program purportedly exculpates the current and any subsequent property owner from liability to clean up the property. The related Borrower was required to obtain an owner's policy of environmental insurance from AIG, naming the lender as an additional insured, with $1,000,000 in aggregate and per occurrence policy limits.

Exception to Representation (xxxi):
-----------------------------------

With respect to (B):

      The ground lease for Loan No. 10034971/Baker Fairview provides that there shall be no modification or cancellation without Landlord consent and also provides for notice and cure rights in favor of lender prior to a termination, but it does not expressly provide that no amendment, modification, cancellation or termination is binding upon lender, its successors or assigns.

With respect to (C):

      The term of the ground lease for Loan No. 10034971/Baker Fairview extends 16 years and 8 months beyond the stated maturity date of the related Mortgage Loan.

With respect to (E):

      The ground lease for Loan No., 10030334/Skagit Valley Medical Center is assignable to the lender without consent, but may not be further assigned by lender after foreclosure or assignment in lieu of foreclosure without lessor's consent which will not be unreasonably withheld.

      The ground lease for Loan No. 10030721/Highline Medical Complex is assignable to the lender without consent, but is not further assignable by lender without lessor's consent, which will not be unreasonably withheld or delayed.

With respect to (J):

      The ground lease for Loan No. 10034971/Baker Fairview provides that the lessee must re-build except during the last five years of the term of the ground lease when the lessee's obligation to rebuild is not mandatory. If lessee elects not to rebuild, all insurance proceeds shall be the property of the lessor.

With respect to (K):

      The ground lease for Loan No. 10030334/Skagit Valley requires that proceeds be used for restoration.

      The ground lease for Loan No. 10034971/Baker Fairview provides that the lessee must re-build except during the last five years of the term of the ground lease when the lessee's obligation to rebuild is not mandatory. If lessee elects not to rebuild, all insurance proceeds shall be the property of the lessor.

Exception to Representation (xxxvi):
------------------------------------

With respect to Loan No. 10033179/Yards at Union Station, a subordinate mortgage securing debt of $800,000.00 in favor of Portland Development Commission encumbers the related Mortgaged Property.

With respect to Loan No. 10033359/Woodlands Office Building, there is existing mezzanine financing with current principal balance of $3,716,250.00.

The related Mortgage for Loan No. 10030721/Highline Medical Complex also secures the CBA B-Note Companion Loan

Exception to Representation (xxxvii):
-------------------------------------

With respect to Loan Nos. 10034423/15890 Bernardo Center, 10034424/2840 Loker and 10034425/26776 Simpatica, the related Borrower was not required to be a single purpose entity.

Exception to Representation (xxxviii):
--------------------------------------

With respect to Loan No. 10034423/15890 Bernardo Center, 10034424/2840 Loker and 10034425/26776 Simpatica, the related Borrower is not prohibited from carrying unsecured debt.

Exception to Representation (xxxix):
------------------------------------

With respect to Loan Nos. 10034423/15890 Bernardo Center, 10034424/2840 Loker and 10034425/26776 Simpatica, the related Borrower does not covenant that it shall remain in material compliance with all material licenses, permits and other legal requirements necessary and required to conduct its business, but it does covenant to strictly comply with all laws, ordinances and regulations governing the use of the Mortgaged Property.

Exception to Representation (xlviii):
-------------------------------------

With respect to Loan No. 10033359/Woodlands Office Building, either of the two parcels comprising the Mortgaged Property may be released upon partial defeasance and satisfaction of specified criteria.

With respect to Loan No. 10033886/Stine White Towne Center, the related Borrower has the right to obtain the partial release of (i) one or both of two specified parcels, without payment of any release price, upon satisfaction of specified criteria, and (ii) an unimproved parcel in connection with a lot line adjustment, without payment of any release price, upon satisfaction of specified criteria.

Exception to Representation (lvi):
----------------------------------

Loan Nos. 10032976/Norwalk Circuit City, 10033442/Sarasota Warehouse and 100338431/Wachovia Operations Center, are each ARD Loans that provide for an initial interest only period before such Mortgage Loan commences amortizing.

                                                                       EXHIBIT A


                    REPRESENTATIONS AND WARRANTIES OF SELLER
                          REGARDING THE MORTGAGE LOANS


            Except as disclosed in the Exception Report to this Agreement:

            (i) Immediately prior to the sale, transfer and assignment to the Depositor, no Note or Mortgage was subject to any assignment (other than assignments which show a complete chain of assignment to the Seller), participation or pledge, and the Seller had good and marketable title to, and was the sole owner of, the related Mortgage Loan;

            (ii) Each Mortgage Loan was either:

            (A) originated by a savings and loan association, savings bank, commercial bank, credit union, or insurance company, which is supervised and examined by a Federal or State authority, or by a mortgagee approved by the Secretary of Housing and Urban Development pursuant to Sections 203 and 211 of the National Housing Act (any of the foregoing, including Seller, a "Qualified Originator"); or

            (B) if originated by a person which is not a Qualified Originator (any such person, a "Non-Qualified Originator"), then:

            1. such Mortgage Loan was underwritten in accordance with standards established by a Qualified Originator, using application forms and related credit documents approved by the Qualified Originator;

            2. the Qualified Originator approved each application and related credit documents before a commitment by the Non-Qualified Originator was issued, and no such commitment was issued until the Qualified Originator agreed to fund such Mortgage Loan;

            3. the Mortgage Loan was originated by the Non-Qualified Originator pursuant to an ongoing, standing relationship with the Qualified Originator; and

            4. the closing documents for the Mortgage Loan were prepared on forms approved by the Qualified Originator, and, pursuant to the Non-Qualified Originator's ongoing, standing relationship with the Qualified Originator, either:

                  (x) such closing documents reflect the Qualified Originator as the original mortgagee, and such Mortgage Loan was actually funded by the Qualified Originator at the closing thereof;

                  (y) such closing documents reflect the Non-Qualified Originator as the original mortgagee, but include assignment documents executed by the Non-Qualified Originator in favor of the Qualified Originator at the time of the closing of the Mortgage Loan, reflecting the Qualified Originator as the successor and assign to the Non-Qualified Originator, and the Mortgage Loan was funded initially by the Non-Qualified Originator at the closing thereof and then acquired by the Qualified Originator from such Non-Qualified Originator; or

                  (z) such closing documents reflect the Non-Qualified Originator as the original mortgagee, but include assignment documents executed by the Non-Qualified Originator in favor of the Qualified Originator at the time of the closing of the Mortgage Loan, reflecting the Qualified Originator as the successor and assign to the Non-Qualified Originator, and the Mortgage Loan was funded initially by the Qualified Originator at the closing thereof and then acquired by the Qualified Originator from such Non-Qualified Originator.

            (iii) The Seller has full right and authority to sell, assign and transfer such Mortgage Loan and the assignment to the Depositor constitutes a legal, valid and binding assignment of such Mortgage Loan;

            (iv) The Seller is transferring such Mortgage Loan free and clear of any and all liens, pledges, charges or security interests of any nature encumbering such Mortgage Loan, except for interests in servicing rights created or granted under the Pooling and Servicing Agreement, subservicing agreements and/or servicing rights purchase agreements being executed and delivered in connection herewith;

            (v) As of origination, to Seller's knowledge, based on the related Borrower's representations and covenants in the related Mortgage Loan Documents, the Borrower, lessee and/or operator was in possession of all licenses, permits, and authorizations then required for use of the Mortgaged Property which were valid and in full force and effect as of the origination date;

            (vi) Each related Note, Mortgage, Assignment of Leases (if any) and other agreement executed by or for the benefit of the related Borrower, any guarantor or their successors or assigns in connection with such Mortgage Loan is the legal, valid and binding obligation of such signatory, enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting the enforcement of creditors' rights or by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); and there is no valid offset, defense, counterclaim, or right of rescission available to the related Borrower with respect to such Note, Mortgage, Assignment of Leases and other agreements, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting the enforcement of creditors' rights or by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);

            (vii) Each related Assignment of Leases creates a valid first priority collateral assignment of, or a valid first priority lien or security interest in, certain rights under the related lease or leases, subject only to a license granted to the related Borrower to exercise certain rights and to perform certain obligations of the lessor under such lease or leases, including the right to operate the related leased property, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting the enforcement of creditors' rights or by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); no person other than the related Borrower owns any interest in any payments due under such lease or leases that is superior to or of equal priority with the lender's interest therein;

            (viii) Each related assignment of Mortgage from the Seller to the Depositor and related assignment of the Assignment of Leases, if any, or assignment of any other agreement executed by or for the benefit of the related Borrower, any guarantor or their successors or assigns in connection with such Mortgage Loan from the Seller to the Depositor constitutes the legal, valid and binding assignment from the Seller to the Depositor, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, liquidation, receivership, moratorium or other laws relating to or affecting the enforcement of creditors' rights or by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);

            (ix) Since origination (A) except as set forth in the related mortgage file, such Mortgage Loan has not been modified, altered, satisfied, canceled, subordinated or rescinded and (B) each related Mortgaged Property has not been released from the lien of the related Mortgage in any manner which materially interferes with the security intended to be provided by such Mortgage;

            (x) Each related Mortgage is a valid and enforceable first lien on the related Mortgaged Property (subject to Permitted Encumbrances (as defined below)), except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting the enforcement of creditors' rights or by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); and such Mortgaged Property is free and clear of any mechanics' and materialmen's liens which are prior to or equal with the lien of the related Mortgage, except those which are bonded over, escrowed for or insured against by a lender's title insurance policy (as described below). A UCC Financing Statement has been filed and/or recorded (or sent for filing or recording) in all places necessary to perfect a valid security interest in the personal property necessary to operate the Mortgaged Property; any security agreement, chattel mortgage or equivalent document related to and delivered in connection with the Mortgage Loan establishes and creates a valid and enforceable lien on property described therein, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting the enforcement of creditors' rights or by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);

            (xi) The Seller has not taken any action that would cause the representations and warranties made by the related Borrower in the related Mortgage Loan Documents not to be true;

            (xii) The Seller has no knowledge that the material representations and warranties made by the related Borrower in the related Mortgage Loan Documents are not true in any material respect;

            (xiii) The lien of each related Mortgage is a first priority lien on the fee and/or leasehold interest of the related Borrower in the principal amount of such Mortgage Loan or allocated loan amount of the portions of the Mortgaged Property covered thereby (as set forth in the related Mortgage) after all advances of principal and is insured by an ALTA lender's title insurance policy, or its equivalent as adopted in the applicable jurisdiction, provided that if such policy is yet to be issued, such insurance may be evidenced by a "marked-up" commitment for title insurance, a pro forma or specimen title insurance policy or signed escrow instructions, which in any case are binding on the subject title insurer, insuring the Seller and its successors and assigns as to such lien, subject only to (A) the lien of current real property taxes, ground rents, water charges, sewer rents and assessments not yet delinquent or accruing interest or penalties, (B) covenants, conditions and restrictions, rights of way, easements and other matters of public record, none of which, individually or in the aggregate, materially interferes with the current use of the Mortgaged Property or the security intended to be provided by such Mortgage or with the Borrower's ability to pay its obligations when they become due or the value of the Mortgaged Property, (C) the exceptions (general and specific) and exclusions set forth in such policy, none of which, individually or in the aggregate, materially interferes with the current general use of the Mortgaged Property or materially interferes with the security intended to be provided by such Mortgage or with the related Borrower's ability to pay its obligations when they become due or the value of the Mortgaged Property, (D) the rights of tenants, as tenants only, under leases, including subleases, pertaining to the related Mortgaged Property, (E) if the related Mortgage Loan is cross-collateralized with any other Mortgage Loan in the trust fund, the lien of the Mortgage for that other Mortgage Loan and (F) if the related Mortgaged Property is a unit in a condominium, the related condominium declaration (items
(A), (B), (C), (D), (E) and (F), collectively "Permitted Encumbrances"), and with respect to each Mortgage Loan, such Permitted Encumbrances do not, individually or in the aggregate, materially interfere with the security intended to be provided by the related Mortgage, the current principal use of the related Mortgaged Property, the value of the related Mortgaged Property or the current ability of the related Mortgaged Property to generate income sufficient to service such Mortgage Loan; the premium for such policy was paid in full; such policy (or if it is yet to be issued, the coverage to be afforded thereby) is issued by a title insurance company licensed to issue policies in the state in which the related Mortgaged Property is located (unless such state is Iowa) and is assignable (with the related Mortgage Loan) to the Depositor and the Trustee without the consent of or any notification to the insurer, and is in full force and effect upon the consummation of the transactions contemplated by this Agreement; no claims have been made under such policy and the Seller has not undertaken any action or omitted to take any action, and has no knowledge of any such act or omission, which would impair or diminish the coverage of such policy;

            (xiv) The proceeds of such Mortgage Loan have been fully disbursed and there is no requirement for future advances thereunder, and no future advances have been made which are not reflected in the related mortgage file;

            (xv) Except as set forth in a property inspection report or engineering report prepared in connection with the origination of the Mortgage Loan, as of the later of the date of origination of such Mortgage Loan or the most recent inspection of the related Mortgaged Property by the Seller, as applicable, and to the knowledge of Seller as of the date hereof, each related Mortgaged Property is free of any material damage that would affect materially and adversely the use or value of such Mortgaged Property as security for the Mortgage Loan (normal wear and tear excepted) or reserves or a letter of credit have been established to cover the costs to remediate such damage or the reasonable estimation of the costs to remediate such damage was no more than $50,000, and, as of the closing date for each Mortgage Loan and, to the Seller's knowledge, as of the date hereof, there is no proceeding pending for the total or partial condemnation of such Mortgaged Property that would have a material adverse effect on the use or value of the Mortgaged Property;

            (xvi) The Seller has inspected or caused to be inspected each related Mortgaged Property within the past twelve months, or the originator of the Mortgage Loan inspected or caused to be inspected each related Mortgaged Property within three months of origination of the Mortgage Loan;

            (xvii) No Mortgage Loan has a shared appreciation feature, any other contingent interest feature or a negative amortization feature other than the ARD Loans which may have negative amortization from and after the Anticipated Repayment Date;

            (xviii) Each Mortgage Loan is a whole loan and contains no equity participation by Seller;

            (xix) The Mortgage Rate (exclusive of any default interest, late charges, or prepayment premiums) of such Mortgage Loan complied as of the date of origination with, or was exempt from, applicable state or federal laws, regulations and other requirements pertaining to usury. Except to the extent any noncompliance did not materially and adversely affect the value of the related Mortgaged Property, the security provided by the Mortgage or the related Borrower's operations at the related Mortgaged Property, any and all other requirements of any federal, state or local laws, including, without limitation, truth-in-lending, real estate settlement procedures, equal credit opportunity or disclosure laws, applicable to such Mortgage Loan have been complied with as of the date of origination of such Mortgage Loan;

            (xx) Neither the Seller nor to the Seller's knowledge, any originator, committed any fraudulent acts during the origination process of any Mortgage Loan, and no other person has been granted or conveyed the right to service the Mortgage Loans or receive any consideration in connection therewith, except as provided in the Pooling and Servicing Agreement, any permitted subservicing agreements and/or servicing rights purchase agreements being executed and delivered in connection therewith;

            (xxi) All taxes and governmental assessments that became due and owing prior to the date hereof with respect to each related Mortgaged Property and that are or may become a lien of priority equal to or higher than the lien of the related Mortgage have been paid or an escrow of funds has been established and such escrow (including all escrow payments required to be made prior to the delinquency of such taxes and assessments) is sufficient to cover the payment of such taxes and assessments;

            (xxii) All escrow deposits and payments required to be in the possession or under the control of the Seller pursuant to each Mortgage Loan are in the possession, or under the control, of the Seller or its agent and there are no deficiencies (subject to any applicable grace or cure periods) in connection therewith and all such escrows and deposits are being conveyed by the Seller to the Depositor and identified as such with appropriate detail;

            (xxiii) Each related Mortgaged Property is insured by a fire and extended perils insurance policy, issued by an insurer meeting the requirements of the Pooling and Servicing Agreement, in an amount not less than the lesser of the principal amount of the related Mortgage Loan and the replacement cost (with no deduction for physical depreciation) and not less than the amount necessary to avoid the operation of any co-insurance provisions with respect to the related Mortgaged Property; each related Mortgaged Property is also covered by business interruption or rental loss insurance which covers a period of not less than 12 months and comprehensive general liability insurance in amounts generally required by prudent commercial mortgage lenders for similar properties; all premiums on such insurance policies required to be paid as of the date hereof have been paid; such insurance policies require prior notice to the insured of termination or cancellation, and no such notice has been received by the Seller; such insurance names the lender under the Mortgage Loan and its successors and assigns as a named or additional insured; each related Mortgage Loan obligates the related Borrower to maintain all such insurance and, at such Borrower's failure to do so, authorizes the lender to maintain such insurance at the Borrower's cost and expense and to seek reimbursement therefor from such Borrower;

            (xxiv) There is no monetary default (other than payments due but not yet 30 days or more past due), breach, violation or event of acceleration existing under the related Mortgage Loan; and, to the Seller's knowledge, there is no (A) non-monetary default, breach, violation or event of acceleration existing under the related Mortgage Loan or (B) event (other than payments due but not yet 30 days or more past due) which, with the passage of time or with notice and the expiration of any grace or cure period, would and does constitute a default, breach, violation or event of acceleration, which default, breach, violation or event of acceleration, in the case of either (A) or (B) materially and adversely affects the use or value of the Mortgage Loan or the related Mortgaged Property; provided, however, that this representation and warranty does not address or otherwise cover any default, breach, violation or event of acceleration that specifically pertains to any matter otherwise covered by any other representation or warranty made by the Seller in any of the other paragraphs of this Exhibit A; and provided, further that a breach by the Borrower of any representation or warranty contained in any Mortgage Loan Document shall not constitute a non-monetary default, breach, violation or event of acceleration for purposes of this representation and warranty if the subject matter of such representation or warranty contained in any Mortgage Loan Document is also covered by any other representation or warranty made by the Seller in this Exhibit A;

            (xxv) No Mortgage Loan has been more than 30 days delinquent in making required payments since origination and as of the Cut-off Date no Mortgage Loan is 30 or more days delinquent in making required payments;

            (xxvi) (A) Each related Mortgage contains provisions so as to render the rights and remedies of the holder thereof adequate for the practical realization against the Mortgaged Property of the principal benefits of the security, including realization by judicial or, if applicable, non-judicial foreclosure or, subject to applicable state law requirements, appointment of a receiver, and (B) there is no exemption available to the Borrower which would interfere with such right to foreclose, except, in the case of either (A) or (B) as the enforcement of the Mortgage may be limited by bankruptcy, insolvency, reorganization, moratorium, redemption or other laws affecting the enforcement of creditors' rights or by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). To the Seller's knowledge, no Borrower is a debtor in a state or federal bankruptcy or insolvency proceeding;

            (xxvii) At origination, each Borrower represented and warranted in all material respects that to its knowledge, except as set forth in certain environmental reports and, except as commonly used in the operation and maintenance of properties of similar kind and nature to the Mortgaged Property, in accordance with prudent management practices and applicable law, and in a manner that does not result in any contamination of the Mortgaged Property, it has not used, caused or permitted to exist and will not use, cause or permit to exist on the related Mortgaged Property any hazardous materials in any manner which violates federal, state or local laws, ordinances, regulations, orders, directives or policies governing the use, storage, treatment, transportation, manufacture, refinement, handling, production or disposal of hazardous materials or other environmental laws; the related Borrower or an affiliate thereof agreed to indemnify, defend and hold the mortgagee and its successors and assigns harmless from and against losses, liabilities, damages, injuries, penalties, fines, expenses, and claims of any kind whatsoever (including attorneys' fees and costs) paid, incurred or suffered by, or asserted against, any such party resulting from a breach of the foregoing representations, warranties or covenants given by the Borrower in connection with such Mortgage Loan. A Phase I environmental report (or, with respect to residential cooperative loans with an original principal balance of $350,000 or less, a transaction screen process report meeting ASTM standards) and, with respect to certain Mortgage Loans, a Phase II environmental report, was conducted by a reputable environmental consulting firm in connection with such Mortgage Loan, which report (or transaction screen) did not indicate any material non-compliance with applicable environmental laws or material existence of hazardous materials or, if any material non-compliance or material existence of hazardous materials was indicated in any such report, then at least one of the following statements is true: (A) funds reasonably estimated to be sufficient to cover the cost to cure any material non-compliance with applicable environmental laws or material existence of hazardous materials have been escrowed, or a letter of credit in such amount has been provided, by the related Borrower and held by the related mortgagee; (B) an operations or maintenance plan has been required to be obtained by the related Borrower; (C) the environmental condition identified in the related environmental report was remediated or abated in all material respects prior to the date hereof; (D) a no further action or closure letter was obtained from the applicable governmental regulatory authority (or the environmental issue affecting the related Mortgaged Property was otherwise listed by such governmental authority as "closed"); (E) such conditions or circumstances identified in the Phase I environmental report were investigated further and based upon such additional investigation, an environmental consultant recommended no further investigation or remediation; (F) a party with financial resources reasonably estimated to be adequate to cure the condition or circumstance provided a guaranty or indemnity to the related Borrower to cover the costs of any required investigation, testing, monitoring or remediation; (G) the expenditure of funds reasonably estimated to be necessary to effect such remediation is not greater than two percent (2%) of the outstanding principal balance of the related Mortgage Loan; or (H) a lender's environmental insurance policy was obtained and is a part of the related mortgage file. Notwithstanding the preceding sentence, with respect to certain Mortgage Loans with an original principal balance of less than $4,000,000, no environmental report may have been obtained, but (in such cases where a Phase I environmental report was not obtained) a lender's environmental insurance policy was obtained with respect to each such Mortgage Loan and is a part of the related mortgage file. Each of such environmental insurance policies is in full force and effect, the premiums for such policies have been paid in full and the Trustee is named as an insured under each of such policies. To the best of the Seller's knowledge, in reliance on such environmental reports and except as set forth in such environmental reports, each Mortgaged Property is in material compliance with all applicable federal, state and local environmental laws, and to the best of the Seller's knowledge, no notice of violation of such laws has been issued by any governmental agency or authority, except, in all cases, as indicated in such environmental reports or other documents previously provided to the Rating Agencies; and the Seller has not taken any action which would cause the Mortgaged Property to not be in compliance with all federal, state and local environmental laws pertaining to environmental hazards;

            (xxviii) (1) Each Mortgage Loan contains provisions for the acceleration of the payment of the unpaid principal balance of such Mortgage Loan if, without the consent of the holder of the Mortgage (and the Mortgage requires the mortgagor to pay all fees and expenses associated with obtaining such consent), the related Mortgaged Property is directly or indirectly transferred or sold, and (2) except with respect to transfers of certain interests in the related Borrower to persons already holding interests in such Borrower, their family members, affiliated companies and other estate planning related transfers that satisfy certain criteria specified in the related Mortgage (which criteria is consistent with the practices of prudent commercial mortgage lenders) or, if the related Mortgaged Property is a residential cooperative property, transfers of stock of the related Borrower in connection with the assignment of a proprietary lease for a unit in the related Mortgaged Property by a tenant-shareholder of the related Borrower to other persons who by virtue of such transfers become tenant-shareholders in the related Borrower, each Mortgage Loan with a Stated Principal Balance of over $20,000,000 also contains the provisions for the acceleration of the payment of the unpaid principal balance of such Mortgage Loan if, without the consent of the holder of the Mortgage (and the Mortgage requires the mortgagor to pay all fees and expenses associated with obtaining such consent), a majority interest in the related Borrower is directly or indirectly transferred or sold;

            (xxix) All improvements included in the related appraisal are within the boundaries of the related Mortgaged Property, except for encroachments onto adjoining parcels for which the Seller has obtained title insurance against losses arising therefrom or that do not materially and adversely affect the use or value of such Mortgaged Property. No improvements on adjoining parcels encroach onto the related Mortgaged Property except for encroachments that do not materially and adversely affect the value of such Mortgaged Property, the security provided by the Mortgage, the current use of the Mortgaged Property or the related Borrower's operations at the Mortgaged Property;

            (xxx) The information pertaining to the Mortgage Loans which is set forth in the mortgage loan schedule attached as an exhibit to this Agreement is complete and accurate in all material respects as of the dates of the information set forth therein (or, if not set forth therein, as of the Cut-off
Date);

            (xxxi) With respect to any Mortgage Loan where all or a material portion of the estate of the related Borrower therein is a leasehold estate, and the related Mortgage does not also encumber the related lessor's fee interest in such Mortgaged Property, based upon the terms of the ground lease and any estoppel received from the ground lessor, the Seller represents and warrants that:

            (A) The ground lease or a memorandum regarding such ground lease has been duly recorded. The ground lease permits the interest of the lessee to be encumbered by the related Mortgage and does not restrict the use of the related Mortgaged Property by such lessee, its successors or assigns in a manner that would adversely affect the security provided by the related Mortgage. To the best of Seller's knowledge, there has been no material change in the terms of the ground lease since its recordation, except by any written instruments which are included in the related mortgage file;

            (B) The lessor under such ground lease has agreed in a writing included in the related mortgage file that the ground lease may not be amended, modified, canceled or terminated without the prior written consent of the lender and that any such action without such consent is not binding on the lender, its successors or assigns;

            (C) The ground lease has an original term (or an original term plus one or more optional renewal terms, which, under all circumstances, may be exercised, and will be enforceable, by the lender) that extends not less than 20 years beyond the stated maturity of the related Mortgage Loan;

            (D) Based on the title insurance policy (or binding commitment therefor) obtained by the Seller, the ground lease is not subject to any liens or encumbrances superior to, or of equal priority with, the Mortgage, subject to Permitted Encumbrances and liens that encumber the ground lessor's fee interest;

            (E) The ground lease is assignable to the lender and its assigns without the consent of the lessor thereunder;

            (F) As of the Closing Date, the ground lease is in full force and effect, and the Seller has no actual knowledge that any default beyond applicable notice and grace periods has occurred or that there is any existing condition which, but for the passage of time or giving of notice, would result in a default under the terms of the ground lease;

            (G) The ground lease or an ancillary agreement between the lessor and the lessee, which is part of the Mortgage File, requires the lessor to give notice of any default by the lessee to the lender;

            (H) A lender is permitted a reasonable opportunity (including, where necessary, sufficient time to gain possession of the interest of the lessee under the ground lease through legal proceedings, or to take other action so long as the lender is proceeding diligently) to cure any default under the ground lease which is curable after the receipt of notice of any default, before the lessor may terminate the ground lease. All rights of the lender under the ground lease and the related Mortgage (insofar as it relates to the ground lease) may be exercised by or on behalf of the lender;

            (I) The ground lease does not impose any restrictions on subletting that would be viewed as commercially unreasonable by a prudent commercial mortgage lender. The lessor is not permitted, in absence of an uncured default, to disturb the possession, interest or quiet enjoyment of any subtenant of the lessee in the relevant portion of the Mortgaged Property subject to the ground lease for any reason, or in any manner, which would adversely affect the security provided by the related Mortgage;

            (J) Under the terms of the ground lease and the related Mortgage, any related insurance proceeds or condemnation award (other than in respect of a total or substantially total loss or taking) will be applied either to the repair or restoration of all or part of the related Mortgaged Property, with the lender or a trustee appointed by it having the right to hold and disburse such proceeds as repair or restoration progresses (except in any case where a provision entitling another party to hold and disburse such proceeds would not be viewed as commercially unreasonable by a prudent commercial mortgage lender), or to the payment of the outstanding principal balance of the Mortgage Loan, together with any accrued interest, except that in the case of condemnation awards, the ground lessor may be entitled to a portion of such award;

            (K) Under the terms of the ground lease and the related Mortgage, any related insurance proceeds, or condemnation award in respect of a total or substantially total loss or taking of the related Mortgaged Property will be applied first to the payment of the outstanding principal balance of the Mortgage Loan, together with any accrued interest (except as provided by applicable law or in cases where a different allocation would not be viewed as commercially unreasonable by a prudent commercial mortgage lender, taking into account the relative duration of the ground lease and the related Mortgage and the ratio of the market value of the related Mortgaged Property to the outstanding principal balance of such Mortgage Loan). Until the principal balance and accrued interest are paid in full, neither the lessee nor the lessor under the ground lease will have an option to terminate or modify the ground lease without the prior written consent of the lender as a result of any casualty or partial condemnation, except to provide for an abatement of the rent; and

            (L) Provided that the lender cures any defaults which are susceptible to being cured, the lessor has agreed to enter into a new lease upon termination of the ground lease for any reason, including rejection of the ground lease in a bankruptcy proceeding;

            (xxxii) With respect to any Mortgage Loan where all or a material portion of the estate of the related Borrower therein is a leasehold estate, but the related Mortgage also encumbers the related lessor's fee interest in such Mortgaged Property: (A) such lien on the related fee interest is evidenced by the related Mortgage, (B) such Mortgage does not by its terms provide that it will be subordinated to the lien of any other mortgage or encumbrance upon such fee interest, (C) upon the occurrence of a default under the terms of such Mortgage by the related Borrower, any right of the related lessor to receive notice of, and to cure, such default granted to such lessor under any agreement binding upon the Seller would not be considered commercially unreasonable in any material respect by prudent commercial mortgage lenders, (D) the related lessor has agreed in a writing included in the related mortgage file that the related ground lease may not be amended or modified without the prior written consent of the lender and that any such action without such consent is not binding on the lender, its successors or assigns, and (E) the related ground lease is in full force and effect, and the Seller has no actual knowledge that any default beyond applicable notice and grace periods has occurred or that there is any existing condition which, but for the passage of time or giving of notice, would result in a default under the terms of such ground lease;

            (xxxiii) With respect to Mortgage Loans that are cross-collateralized or cross-defaulted, all other loans that are cross-collateralized or cross-defaulted with such Mortgage Loans are being transferred to the Depositor hereunder;

            (xxxiv) Neither Seller nor any affiliate thereof has any obligation to make any capital contribution to any Borrower under a Mortgage Loan, other than contributions made on or prior to the date hereof;

            (xxxv) (A) The Mortgage Loan is directly secured by a Mortgage on a commercial property or multifamily residential property, and (B) the fair market value of such real property, as evidenced by an appraisal satisfying the requirements of FIRREA conducted within 12 months of the origination of the Mortgage Loan, was at least equal to 80% of the principal amount of the Mortgage Loan (1) at origination (or if the Mortgage Loan has been modified in a manner that constituted a deemed exchange under Section 1001 of the Code at a time when the Mortgage Loan was not in default or default with respect thereto was not reasonably foreseeable, the date of the last such modification) or (2) at the date hereof; provided that the fair market value of the real property must first be reduced by (X) the amount of any lien on the real property interest that is senior to the Mortgage Loan and (Y) a proportionate amount of any lien that is in parity with the Mortgage Loan (unless such other lien secures a Mortgage Loan that is cross-collateralized with such Mortgage Loan, in which event the computation described in (1) and (2) shall be made on an aggregated basis);

            (xxxvi) There are no subordinate mortgages encumbering the related Mortgaged Property, nor are there any preferred equity interests held by the Seller or any mezzanine debt related to such Mortgaged Property, except as set forth in the Prospectus Supplement;

            (xxxvii) Except in cases where the related Mortgaged Property is a residential cooperative property, the Mortgage Loan Documents executed in connection with each Mortgage Loan having an original principal balance in excess of $4,000,000 require that the related Borrower be a single-purpose entity (for this purpose, "single-purpose entity" shall mean an entity, other than an individual, having organizational documents which provide substantially to the effect that it is formed or organized solely for the purpose of owning and operating one or more Mortgaged Properties, is prohibited from engaging in any business unrelated to such property and the related Mortgage Loan, does not have any assets other than those related to its interest in the related Mortgaged Property or its financing, or any indebtedness other than as permitted under the related Mortgage Loan);

            (xxxviii) Each Mortgage Loan prohibits the related Borrower from mortgaging or otherwise encumbering the Mortgaged Property without the prior written consent of the mortgagee or the satisfaction of debt service coverage or similar criteria specified therein and, except in connection with trade debt and equipment financings in the ordinary course of Borrower's business, from carrying any additional indebtedness, except, in each case, liens contested in accordance with the terms of the Mortgage Loans or, with respect to each Mortgage Loan having an original principal balance of less than $4,000,000, any unsecured debt;

            (xxxix) Each Borrower covenants in the Mortgage Loan Documents that it shall remain in material compliance with all material licenses, permits and other legal requirements necessary and required to conduct its business;

            (xl) Each Mortgaged Property (A) is located on or adjacent to a dedicated road, or has access to an irrevocable easement permitting ingress and egress, (B) is served by public utilities and services generally available in the surrounding community or otherwise appropriate for the use in which the Mortgaged Property is currently being utilized, and (C) constitutes one or more separate tax parcels or is covered by an endorsement with respect to the matters described in (A), (B) or (C) under the related title insurance policy (or the binding commitment therefor);

            (xli) Based solely on a flood zone certification or a survey of the related Mortgaged Property, if any portion of the improvements on the Mortgaged Property is located in an area identified by the Federal Emergency Management Agency or the Secretary of Housing and Urban Development as having special flood hazards categorized as Zone "A" or Zone "V" and flood insurance is available, the terms of the Mortgage Loan require the Borrower to maintain flood insurance, or at such Borrower's failure to do so, authorizes the Lender to maintain such insurance at the cost and expense of the Borrower;

            (xlii) To the knowledge of the Seller, with respect to each Mortgage which is a deed of trust, a trustee, duly qualified under applicable law to serve as such, currently so serves and is named in the deed of trust or has been substituted in accordance with applicable law or may be substituted in accordance with applicable law by the related mortgagee, and except in connection with a trustee's sale after a default by the related Borrower, no fees are payable to such trustee;

            (xliii) RESERVED.

            (xliv) To the knowledge of the Seller as of the date hereof, there was no pending action, suit or proceeding, arbitration or governmental investigation against any Borrower or Mortgaged Property, an adverse outcome of which would materially and adversely affect such Borrower's ability to perform under the related Mortgage Loan;

            (xlv) No advance of funds has been made by the Seller to the related Borrower (other than mezzanine debt and the acquisition of preferred equity interests by the preferred equity interest holder, as disclosed in the Prospectus Supplement), and no funds have, to the Seller's knowledge, been received from any person other than, or on behalf of, the related Borrower, for, or on account of, payments due on the Mortgage Loan;

            (xlvi) To the extent required under applicable law, as of the Cut-off Date or as of the date that such entity held the Note, each holder of the Note was authorized to transact and do business in the jurisdiction in which each related Mortgaged Property is located, or the failure to be so authorized did not materially and adversely affect the enforceability of such Mortgage Loan;

            (xlvii) All collateral for the Mortgage Loans is being transferred as part of the Mortgage Loans;

            (xlviii) Except as disclosed in the Prospectus Supplement with respect to the Crossed Mortgage Loans and Mortgage Loans secured by multiple Mortgaged Properties, no Mortgage Loan requires the lender to release any portion of the Mortgaged Property from the lien of the related Mortgage except upon (A) payment in full or defeasance of the related Mortgage Loan, (B) the satisfaction of certain legal and underwriting requirements that would be customary for prudent commercial mortgage lenders, (C) releases of unimproved out-parcels or (D) releases of portions of the Mortgaged Property which will not have a material adverse effect on the use or value of the collateral for the related Mortgage Loan;

            (xlix) Except as provided in paragraphs (xxxi)(J) and (K) above, any insurance proceeds or condemnation awards in respect of a casualty loss or taking will be applied either to (A) the repair or restoration of all or part of the related Mortgaged Property, with, in the case of all casualty losses or takings in excess of a specified amount or percentage that a prudent commercial lender would deem satisfactory and acceptable, the lender (or a trustee appointed by it) having the right to hold and disburse such proceeds as the repair or restoration progresses (except in any case where a provision entitling another party to hold and disburse such proceeds would not be viewed as commercially unreasonable by a prudent commercial mortgage lender) or (B) to the payment of the outstanding principal balance of such Mortgage Loan together with any accrued interest thereon;

            (l) Each Form UCC-1 financing statement, if any, filed with respect to personal property constituting a part of the related Mortgaged Property and each Form UCC-2 or UCC-3 assignment, if any, of such financing statement to the Seller was, and each Form UCC-3 assignment, if any, of such financing statement in blank which the Trustee or its designee is authorized to complete (but for the insertion of the name of the assignee and any related filing information which is not yet available to the Seller) is, in suitable form for filing in the filing office in which such financing statement was filed;

            (li) To the Seller's knowledge, (A) each commercial lease covering more than 10% (20% in the case of any Mortgage Loan having an original principal balance less than $2,500,000) of the net leaseable area of the related Mortgaged Property is in full force and effect and (B) there exists no default under any such commercial lease either by the lessee thereunder or by the related Borrower that could give rise to the termination of such lease;

            (lii) Based upon an opinion of counsel and/or other due diligence considered reasonable by prudent commercial mortgage lenders in the lending area where the subject Mortgaged Property is located, the improvements located on or forming part of each Mortgaged Property comply with applicable zoning laws and ordinances, or constitute a legal non-conforming use or structure or, if any such improvement does not so comply, such non-compliance does not materially and adversely affect the value of the related Mortgaged Property. With respect to any Mortgage Loan with a Stated Principal Balance as of the Closing Date of over $10,000,000, if the related Mortgaged Property does not so comply, to the extent the Seller is aware of such non-compliance, it has required the related Borrower to obtain law and ordinance insurance coverage in amounts customarily required by prudent commercial mortgage lenders;

            (liii) Each Mortgage Loan constitutes a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code (but without regard to the rule in Treasury Regulation Section 1.860G-2(f)(2) that treats a defective obligation as a qualified mortgage or any substantially similar successor provision) and all Prepayment Premiums and Yield Maintenance Charges constitute "customary prepayment penalties" within the meaning of Treasury Regulation Section 1.860G-1(b)(2);

            (liv) With respect to any Mortgage Loan that pursuant to the Mortgage Loan Documents can be defeased, (A) the Mortgage Loan cannot be defeased within two years after the Closing Date, (B) the Borrower can pledge only "government securities" (within the meaning of Section 2(a)(16) of the Investment Company Act of 1940, as amended) in an amount sufficient to make all scheduled payments under the Mortgage Loan when due, (C) the Borrower is required to provide independent certified public accountant's certification that the collateral is sufficient to make such payments, (D) the loan may be required to be assumed by a single-purpose entity designated by the holder of the Mortgage Loan, (E) the Borrower is required to provide an opinion of counsel that the Trustee has a perfected security interest in such collateral prior to any other claim or interest, (F) the Borrower is required to pay all Rating Agency fees associated with defeasance (if rating confirmation is a specific condition precedent thereto) and all other reasonable expenses associated with defeasance, including, but not limited to, accountant's fees and opinions of counsel, (G) with respect to any Significant Trust Mortgage Loan (as defined in the Pooling and Servicing Agreement), the Borrower is required to provide an opinion of counsel that such defeasance will not cause any REMIC created under the Pooling and Servicing Agreement to fail to qualify as a REMIC for federal or applicable state tax purposes and (H) with respect to any Significant Trust Mortgage Loan (as defined in the Pooling and Servicing Agreement), the Borrower must obtain Rating Agency confirmation from each Rating Agency that the defeasance would not result in such Rating Agency's withdrawal, downgrade or qualification of the then current rating of any class of Certificate rated by such Rating Agency;

            (lv) The Mortgage Loan Documents for each Mortgage Loan provide that the related Borrower thereunder shall be liable to the Seller for any losses incurred by the Seller due to (A) the misapplication or misappropriation of rents, insurance proceeds or condemnation awards, (B) any willful act of material waste, (C) any breach of the environmental covenants contained in the related Mortgage Loan Documents, and (D) fraud by the related Borrower; provided that, with respect to clause (C) of this sentence, an indemnification against losses related to such violations or environmental insurance shall satisfy such requirement; and provided, further, that if the related Mortgaged Property is a residential cooperative property, then the subject Mortgage Loan is fully recourse to the related Borrower;

            (lvi) If such Mortgage Loan is an ARD Loan, it commenced amortizing on its initial scheduled Due Date and provides that: (A) its Mortgage Rate will increase by no more than two percentage points in connection with the passage of its Anticipated Repayment Date and so long as the Mortgage Loan is an asset of the Trust Fund; (B) its Anticipated Repayment Date is not less than seven years following the origination of such Mortgage Loan; (C) no later than the related Anticipated Repayment Date, if it has not previously done so, the related Borrower is required to enter into a "lockbox agreement" whereby all revenue from the related Mortgaged Property shall be deposited directly into a designated account controlled by the applicable Master Servicer; and (D) any cash flow from the related Mortgaged Property that is applied to amortize such Mortgage Loan following its Anticipated Repayment Date shall, to the extent such net cash flow is in excess of the Monthly Payment payable therefrom, be net of budgeted and discretionary (servicer approved) capital expenditures;

            (lvii) Except as disclosed in the Prospectus Supplement, no Mortgage Loan, and no group of Mortgage Loans made to the same Borrower and to Borrowers that are affiliates, accounted for more than 5.0% of the aggregate of the Stated Principal Balances of all of the Mortgage Loans and all the mortgage loans sold to the Depositor by Column Financial, Inc. ("Column") pursuant to that certain Mortgage Loan Purchase Agreement, dated as of June 1, 2007 between the Depositor and Column;

            (lviii) The Seller has delivered to the Trustee or a custodian appointed thereby, with respect to each Mortgage Loan, in accordance with
Section 3 of this Agreement, a complete Mortgage File; and

            (lix) With respect to each Mortgage Loan secured by a hospitality property with respect to which a franchisor comfort letter exists, (A) (i) such comfort letter is freely assignable and (ii) all steps necessary for the Trust to have the full benefit of the comfort letter have been taken or shall be taken by the Seller within the timeframes contemplated under such comfort letter, including, without limitation, notification by the Seller to the franchisor of any such assignment, or (B) the related franchisor has delivered to the Trustee a replacement comfort letter in favor of the Trust containing the same terms and conditions as the original comfort letter.

                                                                       EXHIBIT B


                             AFFIDAVIT OF LOST NOTE


STATE OF NEW YORK       )
                        )  ss.:
COUNTY OF NEW YORK      )

            _________________________________, being duly sworn, deposes and says:

            1. that he is an authorized signatory of KeyBank National Association ("KeyBank");

            2. that KeyBank is the owner and holder of a mortgage loan in the original principal amount of $__________________ secured by a mortgage (the "Mortgage") on the premises known as ___________________________ located in _________________ ;

            3. (a) that KeyBank, after having conducted a diligent investigation of its records and files, has been unable to locate the following original note and believes that said original note has been lost, misfiled, misplaced or destroyed due to a clerical error:

            a note in the original sum of $_____________ made by ____________ , to KeyBank National Association, under date of
            ______________ (the "Note");

            4. that the Note is now owned and held by KeyBank;

            5. that the Note has not been paid off, satisfied, assigned, transferred, encumbered, endorsed, pledged, hypothecated, or otherwise disposed of and that the original Note has been either lost, misfiled, misplaced or destroyed;

            6. that no other person, firm, corporation or other entity has any right, title, interest or claim in the Note except KeyBank; and

            7. upon assignment of the Note by KeyBank to Credit Suisse First Boston Mortgage Securities Corp. (the "Depositor") and subsequent assignment by the Depositor to the trustee for the benefit of the holders of the Credit Suisse First Boston Mortgage Securities Corp. Commercial Mortgage Pass-Through Certificates, Series 2007-C3 (the "Trustee") (which assignment may, at the discretion of the Depositor, be made directly by KeyBank to the Trustee) KeyBank covenants and agrees (a) promptly to deliver to the Trustee the original Note if it is subsequently found, and (b) to indemnify and hold harmless the Trustee and its successors and assigns from and against any and all costs, expenses and monetary losses arising as a result of KeyBank's failure to deliver said original Note to the Trustee.

                                       KEYBANK NATIONAL ASSOCIATION,


                                       By:____________________________________
                                          Name:
                                          Title:


Sworn to before me
this ________ day of [___________], 200[__]